                              ACQUISITION AGREEMENT

ACQUISITION  AGREEMENT dated as of December 13, 2001 between and among HouseHold
Direct.com,  Inc., a Delaware  corporation  ("HHD"),  Eqtima LLC ("Llcco"),  and those  individuals  owning all of  membership  interests in Llcco on the Closing
Date  described  on Exhibit "A" annexed  hereto and made a part hereof who shall execute this agreement (the "Shareholders") and Battle Creek Unlimited,  Inc., a
Michigan nonprofit corporation ("BCU").

                                   WITNESSETH:

WHEREAS,  Llcco is engaged in the  business  described  on Exhibit  "B"  annexed hereto  ("Business") and in connection  therewith utilizes and owns those assets
(tangible and  intangible)  described on Exhibit "C" annexed hereto  ("Operating
Assets")  free and clear of all liens,  claims and  encumbrances  and rights and options of others  except as set forth on the  Schedule  of  Exceptions  annexed hereto as Exhibit "D" ("Exception Schedule"); and

WHEREAS,  HHD desires to acquire  all of the  membership  interests  in Llcco in exchange for shares of the Common Stock,  $.001 par value, of HHD ("HHD Stock");
and the Shareholders desire to exchange their membership  interests in Llcco for shares of HHD Stock upon the terms and conditions hereinbelow set forth.

NOW THEREFORE,  in  consideration  of the premises and the covenants,  terms and conditions  hereinbelow  set forth and for One ($1.00) Dollar and other good and valuable  consideration  each to the other in hand paid,  the parties  hereto do hereby agree as follows:

1.  Subject to the terms and  conditions  of this  agreement  ("Agreement")  the
Shareholders  shall, at the Closing (as defined) exchange 100% of the membership interests  in Llcco  ("Eqtima  Stock")  for  shares of HHD Stock as  hereinbelow provided.

2. In  consideration  for the  conveyance  of the Eqtima Stock to HHD, HHD shall issue and  deliver  to the  Shareholders  (as  their  respective  interests  may appear):  (A) at the Closing (as defined) the Initial  Shares (as defined),  (B)
within  90 days  following  the end of the  First  Measuring  Period,  the First
Measuring  Period  Shares,  (C) within 90 days  following  the end of the Second
Measuring  Period,  the Second  Measuring  Period  Shares and (D) within 90 days following the end of the Third  Measuring  Period,  the Third  Measuring  Period
Shares.

(a) For purposes of this Agreement the term:

(i) "EBITA" shall be and mean, with respect to each applicable measuring period, the net pre tax income of Llcco determined in accordance with generally accepted accounting  principals  applied on a consistent  basis and on a basis consistent with prior practices exclusive of income tax, depreciation and amortization;

(ii) "Initial Shares" shall be and mean 1,000,000 shares of HHD Stock;

(iii) "First  Measuring  Period" shall be and mean the period  commencing on the
Closing and terminating on December 31, 2002;

(iv) " Second Measuring Period shall be and mean calendar year 2003;

(v) "Third Measuring Period shall be and mean calendar year 2004;

(vi) "First  Measuring  Period Income" shall be and mean the EBITA of Eqtima for the First Measuring Period multiplied by 3;

(vii) "Second Measuring Period Income" shall be and mean the EBITA of Eqtima for the Second Measuring  Period  multiplied by 3 and reduced by the First Measuring
Period Income;

(viii) "Third Measuring Period Income" shall be and mean the EBITA of Eqtima for the Third Measuring  Period  multiplied by 3 and reduced by the sum of the First
Measuring Period Income and the Second Measuring Period Income;

(ix) "First  Target  Price" shall be and mean the average of the closing bid and asked prices of the HHD Stock on its primary exchange during the last 10 trading days in the month of December 2002;

(x) "Second  Target  Price" shall be and mean the average of the closing bid and asked prices of the HHD Stock on its primary exchange during the last 10 trading days in the month of December 2003;

(xi) "Third  Target  Price" shall be and mean the average of the closing bid and asked prices of the HHD Stock on its primary exchange during the last 10 trading days in the month of December 2004;

(xii) "First  Measuring Period Shares" shall be and mean the number of shares of
HHD Stock  determined by dividing the First Measuring Period Income by the First
Target Price;

(xiii) "Second  Measuring  Period Shares" shall be and mean the number of shares of HHD Stock  determined by dividing the Second  Measuring  Period Income by the
Second Target Price;

(ivx) "Third  Measuring Period Shares" shall be and mean the number of shares of
HHD Stock  determined by dividing the Third Measuring Period Income by the Third
Target Price;

(xv) "Operating Member" is a full-time Llcco employee and shareholder;

(xvi)  "Shareholders" shall have the meaning of such term in the first paragraph hereof and shall not include BCU.

(c) All of the shares of HHD Stock to be issued to the Shareholders  pursuant to this Agreement  shall be  "restricted  securities"  and may not be  transferred,
sold,  assigned,   conveyed,   mortgaged,  pledged  or  hypothecated  except  in
accordance  with the  applicable  provisions of the  Securities  Act of l933, as amended (the "Act") and the rules and regulations  promulgated thereunder by the
Securities  and Exchange  Commission;  provided  however  that the  Shareholders shall, at the Closing,  be granted the  registration  rights with respect to the shares of HHD  Stock  acquired  by the  Shareholders  hereunder  as set forth on
Exhibit "E" annexed hereto;

(d) Any dispute as to any computation made pursuant to this Paragraph 2 shall be submitted  to and  settled by  arbitration  to be held in the City of  Stamford,
State of Connecticut in accordance with the commercial  rules and regulations of the American Arbitration  Association then obtaining.  The arbitrators shall, in the award, have authority to allocate costs to the prevailing party.

3.  Within 30 days of the date  hereof  the  Shareholders  shall  deliver to HHD audited  financial  statements for Llcco for the period from  inception  through
October 31, 2001  prepared in  accordance  with  generally  accepted  accounting principals applied on a consistent basis (the "Financial Statements") including, without limitation a statement of the results of operations for the period ended
October 31, 2001, a source and  application  of funds and a balance  sheet as of
October 31, 2001;  and the date upon which such  Financial  Statements  shall be delivered to HHD shall be referred to herein as the "Delivery Date".

4. (a) The  closing  of the  transaction  contemplated  by this  Agreement  (the
"Closing")  shall take place at the offices of HHD at 10:00 A.M. in the forenoon on a date  ("Closing  Date")  designated  by HHD in a written  notice  ("Closing
Notice")  transmitted  by HHD to the  Shareholders  within 30 days following the
Delivery  Date;  which  Closing  Date shall be no earlier than 10 days nor later than 30 days following the transmittal of the Closing Notice.

(b) At the Closing each of the following deliveries shall be made by the parties as  hereinbelow  indicated and each such  delivery  shall be and be deemed to be made simultaneously:

(i) HHD shall deliver or cause to be delivered to the Shareholders:

(A) Certificates  representing the Initial Shares  registered in the name of the
Shareholders, as their respective interests may appear;

(B)  Executed  counterparts  of the  instruments  and  documents  required to be delivered at the Closing as set forth in Paragraph 10 hereof:

(ii) The  Shareholders  shall  deliver or cause to be  delivered to the HHD: (A)
Executed  Assignments of 100% of the  membership  interests in Llcco in form and content acceptable to HHD;

(B)  Executed  counterparts  of the  instruments  and  documents  required to be delivered at the Closing as set forth in Paragraph 9 hereof:

(C)  Certificate of Good Standing of Llcco in its state of formation and in each state  where the  conduct of its  businesses  or  ownership  of assets  requires qualification to do business;

(D) The books and records of Llcco; and

(E) Keys to all of the  offices and filing  cabinets  of Llcco and all  security codes  and  devices;  provided  however  that  access  to any  office  of  Llcco maintained in a personal residence shall be subject to access only during normal business hours;

5. In order to induce HHD to execute and perform this  Agreement  each of, Llcco and the Operating  Members do hereby jointly and severally  represent,  warrant, covenant and agree (which representations,  warranties, covenants and agreements shall be and be deemed to be  continuing  and survive the execution and delivery of this Agreement and the Closing) as follows:

(a)  Llcco is a limited liability  company duly organized,  validly existing and in good standing  under the laws of State of Delaware,  with full power and authority, and with all licenses, permits,  certifications,  registrations, approvals,  consents and  franchises  necessary to own or lease and operate its  properties and to conduct its business as presently  being  conducted.
     Llcco is duly  qualified  to do business and is in good  standing,  in each jurisdiction  where the  conduct of its  business or the  ownership  of its assets requires such qualification;

(b)  (i) The  Shareholders own and have good and marketable title in and to 100%
     of the membership and/or other equity interests in Llcco, free and clear of all liens,  claims and encumbrances and rights and options of others;  (ii)
     Llcco owns and has good and marketable title in and to the Business and the
     Operating  Assets free and clear of all liens,  claims and encumbrances and rights  and  option of others;  (iii)  upon the  acquisition  by HHD of the membership  interests of the Shareholders as herein  provided,  HHD acquire good  and  marketable  title  in  and to the  membership  interests  of the
     Shareholders and each part and portion thereof free and clear of all liens, claims and encumbrances and rights and option of others;

(c)  (i) Each of the  Shareholders  and Llcco has the full power and  authority, corporate and otherwise, to execute, deliver and perform this Agreement and to consummate the  transactions  contemplated  hereby;  (ii) The execution, delivery and  performance  of this  Agreement and the  consummation  of the transactions  herein  contemplated by Llcco and the Shareholders  have been duly  authorized  by all necessary  corporate  and other  action,  and this
     Agreement has been duly and properly authorized,  executed and delivered by the  Shareholders and Llcco as the case may be; (iii) This Agreement is the valid and binding  obligation of the Shareholders and Llcco  enforceable in accordance  with its terms,  subject,  as to  enforcement  of remedies,  to applicable  bankruptcy,  insolvency,  reorganization,  moratorium and other laws  affecting  the rights of creditors  generally  and the  discretion of courts in granting  equitable  remedies;  (iv) The execution,  delivery and performance  of this  Agreement does not, and will not, with or without the giving of notice or the lapse of time, or both, (A) result in any violation of the  constitutional  documents  of Llcco,  (B)  result in a breach of or conflict  with any of the terms or  provisions  of, or constitute a default under,  or result in the  modification  or termination of, or result in the
     creation  or  imposition  of  any  lien,   security  interest,   charge  or
     encumbrance  upon any of the  properties or assets of the  Shareholders  or
     Llcco  and/or  pursuant  to,  any  indenture,   mortgage,  note,  contract,
     commitment or other  agreement or instrument to which the  Shareholders  or
     Llcco  is a party  or by which  the  Shareholders  or Llcco or any of their respective  properties  or  assets  are or may be  bound or  affected;  (C)
     violate any existing applicable law, rule, regulation,  judgment,  order or decree of any  governmental  agency or  department,  domestic  or  foreign, having  jurisdiction  over  the  Shareholders  or  Llcco  or any  of  their respective properties or businesses;  or (D) have any effect on any permit,
     certification,   registration,  approval,  consent,  license  or  franchise necessary  for  Llcco to own or lease and  operate  its  properties  and to conduct  its  businesses  or the ability of Llcco to make use  thereof.  No consent,  approval,  authorization  or  order  of any  court,  governmental agency,  authority  or body and/or any party to an  agreement  to which the
     Shareholders  or Llcco is a party and/or by which any of them is bound,  is required in connection with the execution, delivery and performance of this
     Agreement, and/or the consummation of the transactions contemplated by this
     Agreement;

(d)  Llcco  is not in  violation  of,  or in  default  under,  (i)  any  term or provision  of its  constitutional  documents;  (ii)  any  material  term or provision or any financial covenant of any indenture,  mortgage,  contract, commitment  or other  agreement or  instrument to which it is a party or by which  it or  any or its  properties  or  business  is or may be  bound  or affected; or (iii) any existing applicable law, rule, regulation, judgment, order or decree of any governmental  agency or court,  domestic or foreign, having  jurisdiction  over it or any of its  properties or business.  Llcco owns,  possesses  or has  obtained  all  governmental  and other  licenses, permits,  certifications,  registrations,  approvals  or consents and other authorizations  necessary  to own or  lease,  as the  case  may be,  and to operate  its  properties  and to conduct  its  business  or  operations  as presently conducted and all such governmental and other licenses,  permits, certifications, registrations, approvals, consents and other authorizations are outstanding and in good standing,  and there are no proceedings pending or,  to the  best  of its  knowledge,  threatened,  or any  basis  therefor existing,  seeking to cancel,  terminate or limit such  licenses,  permits, certifications,  registrations, approvals or consents or authorizations, or related to the  breach or  failure  to comply of Llcco with any law,  rule, regulation, judgment, order or decree;

(e)  None of the  Shareholders  or Llcco  has  incurred  any  liability  for any finder's  fees or similar  payments  in  connection  with the  transactions herein contemplated except as set forth herein;

(f)  Except as set forth on the Exception Schedule,  Llcco is not in default, in any material respect, under the terms of any outstanding agreement relating to the Business or Operating  Assets or any part  thereof,  as the case may be; and to the best  knowledge and belief of the  Shareholders  and Llcco , there  exists no event of default or event  which,  with notice  and/or the passage of time, or both, would constitute any such default;

(g)  Except as set forth on the  Schedule  of  Exceptions,  there are no claims, actions,  suits,  proceedings,  arbitrations,  investigations  or inquiries before any court or governmental  agency, court or tribunal,  domestic,  or foreign, or before any private arbitration  tribunal,  pending,  or, to the best of the knowledge of the Shareholders or Llcco,  threatened against the
     Shareholders or Llcco , as the case may be. As to those items listed on the
     Schedule of  Exceptions  none,  if  determined  adversely to Llcco,  would, individually  or in the  aggregate,  have a material  adverse effect on the
     Business  or  Operating  Assets  of  Llcco,  as the case  may be,  or which question  the  validity of this  Agreement  or of any action taken or to be taken by the Shareholders or Llcco pursuant to, or in connection with, this
     Agreement;  nor, to the best of the knowledge of the Shareholders and Llcco
     , after  inquiry,  is there  any basis for any such  claim,  action,  suit, proceeding, arbitration,  investigation or inquiry to be made by any person and/or entity, including without limitation any customer, supplier, lender, stockholder,  former or current employee,  agent or landlord. Other than as set forth on the Schedule of Exceptions,  there are no outstanding  orders, judgments or decrees of any court,  governmental  agency or other  tribunal specifically  naming the Shareholders or Llcco and/or enjoining any of them from taking, or requiring any of them to take, any action,  and/or by which any of them and/or their  respective  properties or businesses are bound or subject;

(h)  Llcco has paid and/or provided for the payment (at or prior to the Closing)
     of all employment related taxes (including  withholding taxes) with respect to its employees;

(i)  There are no benefit programs, collective bargaining agreements, or pension plans  applicable  to  Llcco's  employees  other  than as set  forth on the
     Schedule of Exceptions;

(j)  All  compensation  and benefit  payments  including  vacation,  holiday and sickness  payments  (but  exclusive  of  accruals)  required  to be paid to employees of Llcco prior to the Closing has been paid;

(k)  The Financial  Statements fairly present the financial  position of Llcco a as of the  respective  dates  thereof  and the results of  operations,  and changes in  financial  position  of Llcco for each of the  periods  covered thereby.  The Financial  Statements  have been prepared in conformity  with generally  accepted  accounting  principles,  applied on a consistent basis throughout the entire periods involved. As of the date of the balance sheet forming a part of the Financial Statements, and except as and to the extent reflected or reserved against therein,  Llcco has no material  liabilities, debts,  obligations or claims (absolute or contingent)  asserted against it and/or  which should have been  reflected  in a balance  sheet or the notes thereto; and all assets reflected thereon are properly reported and present fairly the value of the assets therein stated in accordance  with generally accepted accounting principles;

(l)  The  financial  and  other  books and  records  of and Llcco (i) are in all material  respects true,  complete and correct and have, at all times, been maintained in accordance with good business and accounting practices;  (ii)
     contain a complete and accurate  description,  and specify the location, of all trucks, automobiles,  machinery, equipment, furniture, supplies, tools, drawings and all other  tangible  property  (collectively  the " Property")
     owned by, in the  possession  of, or used by Llcco in  connection  with the operation of Business; (iii) except as set forth on Schedule of Exceptions, none of such  Property  is  leased  or  subject  to a  security  agreement, conditional  sales contract or other title retention or security  agreement or is other than in the possession of, and under the control of Llcco;  and
     (iv) the Property  reflected in such books and records  constitutes  all of the  tangible  and  intangible  property  necessary  for the conduct of the
     Business;  and all of the same is in normal operating condition and the use
     thereof  as  presently   employed  conforms  to  all  applicable  laws  and
     regulations;

(m)  Llcco owns and has good and  marketable  title in and to all of its assets, properties and interests in properties  (both real and personal)  which are reflected in the balance sheet included in the Financial  Statements and/or utilized in connection  with the operation of the Business  and/or acquired after that date  (except to the  extent  any of the same were  disposed  of since such date in the ordinary course of business), in all cases, free and clear of all liens,  security  interests,  claims and encumbrances of every kind,  nature and  description  and rights and options of others  except as expressly set forth in such balance sheet;

(n)  Annexed hereto as Exhibit "F" is a schedule  setting forth a description of
     (i) each parcel of improved or unimproved  real property owned by or leased to Llcco; (ii) all buildings,  fixtures and other improvements  situated on or affixed to each designated parcel; and (iii) each title insurance policy insuring any of such  parcels.  Exhibit "F" is true correct and complete in all  respects;  each of such  leases are in full  force and effect  with no event of  default  in  existence  or event or  occurrence  which,  with the passage of time  and/or  giving of notice,  would or could  mature  into an event of default thereunder;

(o)  Llcco owns all trademarks,  service marks, trade names, copyrights, similar rights and their registrations, trade secrets, methods, practices, systems, ideas,  know how and confidential  materials used or proposed to be used in the conduct of Business  (collectively the "Intangibles") free and clear of all liens,  claims and encumbrances and rights and options of third parties
     (including,  without  limitation,  former or present  officers,  directors, shareholders,  employees and agents);  Llcco has not licensed or leased any of the Intangibles and/or any interest therein to any person and/or entity;
     Llcco has not infringed, nor is infringing,  upon the rights of others with respect  to the  Intangibles;  and Llcco  has not  received  any  notice of conflict with the asserted rights of others with respect to the Intangibles which could,  singly or in the aggregate,  materially  adversely affect its business as  presently  conducted  or  prospects,  financial  condition  or results of operations,  and neither Llcco nor the Shareholders knows of any basis  therefore;  and, to the best of the knowledge of the Shareholders or
     Llcco no others have infringed upon the Intangibles;

(p)  Annexed hereto as Exhibit "G" is a true,  correct and complete  schedule of all  insurance  policies  maintained  by Llcco;  and Llcco has  insured its properties  against  loss or  damage by fire or other  casualty,  including liability  insurance  for acts or  omissions  of  employees,  in an  amount sufficient  to preclude  Llcco from being a co-insurer  with respect to any claim;

(q)  Except as and to the extent  reflected or reserved against in the Financial
     Statements, Llcco did not have as at date of such Financial Statements, any material  liabilities,  debts,  obligations or claims asserted  against it, whether accrued,  absolute,  contingent or otherwise, and whether due or to become due,  including,  but not limited to,  liabilities on account of due and unpaid taxes, other governmental charges or lawsuits;

(r)  Llcco  has filed  all  federal,  state,  municipal  and  local tax  returns
     (whether  relating  to  income,  sales,  franchise,  withholding,  real  or personal property or otherwise)  required to be filed under the laws of the
     United  States and all  applicable  states,  and has paid in full all taxes which are due  pursuant to such  returns or claimed to be due by any taxing authority or otherwise due and owing.  No penalties or other charges are or will become due with respect to the late filing of any such return.  To the
     best  of  the   knowledge  of  Llcco  and  the   Shareholders,   after  due
     investigation, each such tax return heretofore filed by Llcco correctly and accurately reflects the amount of its tax liability  thereunder.  Llcco has withheld,  collected and paid all other levies,  assessments,  license fees and taxes to the extent  required  and,  with respect to  payments,  to the extent that the same have become due and payable;

(s)  Since  December  31,  2000 Llcco has not  sustained  any  material  loss or
     interference   with  its  business  of  any  kind,  nature  or  description including,  without limitation, from fire, storm, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or court or  governmental  action,  order or decree;  nor have there been, and prior to the Closing,  there will not be, any material adverse change in or affecting the general affairs,  management,  financial  condition,  equity, results of operations or properties of Llcco;

(t)  Other  than as set forth on  Exhibit  "H"  annexed  hereto  and made a part hereof,  Llcco is not a party (i) to any contract or agreement  calling for the  payment of more than  $10,000  per annum or  $25,000 in the  aggregate and/or which cannot be  terminated  on not more than 90 days' prior written notice to the other  party  thereto;  (ii) to any  profit  sharing,  bonus, deferred  compensation,  pension or retirement  plan,  severance  policy or other similar agreement or arrangement;  (iii) to any collective bargaining agreement; or (iv) to any agreement not entered into in the ordinary course of business except those related to the  transactions  contemplated by this
     Agreement;

(u)  The authorized and outstanding  capitalization and membership  interests of
     Llcco is as set forth on Exhibit "I" annexed hereto and made a part hereof;
     as of the date hereof and the Closing there shall not be authorized  and/or issued and outstanding  any membership  interests in Llcco and/or rights to purchase membership  interests of Llcco except as set forth on Exhibit "I".
     The issued and  outstanding  membership  interests  of Llcco have been duly authorized and validly issued and are fully paid and  nonassessable.  There are no preemptive rights.;

(v)  The copies of the constitutional documents of Llcco heretofore delivered to
     HHD are true, correct and complete in all respects;  are, and shall remain, in full force and  effect;  and shall not be  altered,  amended,  modified, terminated  or  rescinded  prior to the Closing  without the prior  written consent of HHD in each instance;

(w)  Each of the  Shareholders  has adequate means for providing for his current needs,  has no need  for  liquidity  of his  investment  in the  HHD  Stock
     (collectively the "Securities") and has the financial  capacity to bear the economic risk of any investment in the Securities for an indefinite  period of time; and has  sufficient  means to bear the economic risk and/or entire loss of his investment in the Securities;  (x) Each of the Shareholders has
     been afforded an opportunity  to ask questions of and receive  answers from
     HHD and its counsel concerning the terms and conditions of an investment in the  Securities,  and all such  questions  have been  answered  to the full satisfaction of the Shareholders;

(y)  Each of the  Shareholders  has examined  and/or has had the  opportunity to examine,  prior to the  date  hereof,  all  documents  and such  applicable information  as it has  requested  (to  the  extent  such  information  and documentation are (i) relevant to this  transaction,  and (ii) possessed by
     HHD or obtainable by HHD without unreasonable effort or expense);

(z)  Each  of the  Shareholders  has  sufficient  knowledge  and  experience  in business  matters to evaluate the merits and risks of an  investment in the
     Securities;

(aa) Each of the Shareholders is an accredited  investor as such term is defined in the Act and is  acquiring  the  Securities  for its own  account and for investment  purposes  only and  without a view  towards or  agreement  with respect to the transfer,  sale,  assignment,  or other disposition thereof, and  none  of  the  Shareholders  shall  sell,  assign,  transfer,  pledge, hypothecate  or deal in and with the  Securities in violation of the Act or the rules and  regulations  promulgated  thereunder by the  Securities  and
     Exchange Commission; and

(bb) The   representations,   warranties,   covenants  and   agreements  of  the
     Shareholders,  Llcco and Eqtima  contained  in this  Agreement,  including, without limitation, those contained in this Paragraph 5, are true, accurate and  correct  in all  respects  as of the date  hereof  and  shall be true, accurate and correct and complete,  in all respects, as of the Closing; and
     at the Closing each of the  Shareholders  and Llcco shall  deliver to HHD a certificate,  executed  by the  chief  executive  officer  of Llcco and the
     Shareholders,   respectively,   under   oath,   remaking,   each   of   the
     representations,  warranties,  covenants and  agreements  set forth in this
     Agreement,  including without limitation, those set forth in this Paragraph
     5 hereof.

6.   In order to induce the  Shareholders  and Llcco to execute and perform this
     Agreement,  HHD does hereby represent,  warrant,  covenant and agree (which representations,  warranties,  covenants  and  agreements  shall  be and be deemed to be  continuing  and survive the  execution  and  delivery of this
     Agreement and the Closing) as follows:

(a)  HHD is a corporation duly organized,  validly existing and in good standing under the laws of the State of  Delaware,  with full  power and  authority, corporate and otherwise,  and with all licenses,  permits,  certifications, registrations, approvals, consents and franchises necessary to own or lease and operate its properties  and to conduct its business as presently  being conducted;

(b)  (i) HHD has the full  power and  authority,  corporate  and  otherwise,  to
     execute,   deliver  and  perform  this  Agreement  and  to  consummate  the
     transactions   contemplated  hereby;  (ii)  The  execution,   delivery  and
     performance of this Agreement,  the consummation by HHD of the transactions herein  contemplated  and the  compliance  by it  with  the  terms  of this
     Agreement have been duly authorized by all necessary  corporate action, and this  Agreement  has  been  duly  and  properly  authorized,  executed  and delivered by HHD; (iii) This Agreement is the valid and binding  obligation
     of  HHD,  enforceable  in  accordance  with  its  terms,   subject,  as  to
     enforcement   of   remedies,   to   applicable   bankruptcy,    insolvency,
     reorganization, moratorium and other laws affecting the rights of creditors generally and the discretion of courts in granting equitable remedies; (iv)
     The  execution,  delivery and  performance of this Agreement by HHD and the consummation by HHD of the transactions  herein  contemplated does not, and will not,  with or without  the  giving of notice or the lapse of time,  or both,  (A) result in any  violation  of the  Articles of  Incorporation  or
     By-Laws of HHD, (B) result in a breach of or conflict with any of the terms or  provisions  of,  or  constitute  a  default  under,  or  result  in the modification  or termination of, or result in the creation or imposition of any  lien,  security  interest,  charge  or  encumbrance  upon  any  of the properties  or assets of HHD  pursuant to any  indenture,  mortgage,  note, contract,  commitment  or other  agreement or  instrument to which HHD is a party or by which it or its  properties  or  assets  are or may be bound or affected;  or (C) to the best  knowledge of HHD,  after due  investigation, violate any existing applicable law, rule, regulation,  judgment,  order or decree of any  governmental  agency or court,  domestic or foreign,  having jurisdiction over HHD or its assets. No consent, approval, authorization or order of any court, governmental agency, authority or body and/or any party to an  agreement  to which HHD is a party  and/or by which it is bound,  is required in connection with the execution, delivery and performance of this
     Agreement,  and/or the consummation by HHD of the transactions contemplated by this Agreement,  which has not already been received or will be received by the Closing;

(c)  HHD is not in violation of, or in default under,  (i) any term or provision of its Articles of  Incorporation  or By-Laws;  (ii) any  material  term or provision or any financial covenant of any indenture,  mortgage,  contract, commitment  or other  agreement or  instrument to which it is a party or by which it or any or its assets is or may be bound or  affected;  or (iii) to the best knowledge of HHD, any existing  applicable law, rule,  regulation, judgment,  order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over it or any of its assets;

(d)  Upon the execution and delivery of the  certificates  evidencing  shares of
     HHD Stock in accordance  with the terms and  conditions of this  Agreement, such shares and certificates shall be duly, properly and validly authorized and issued, fully paid and non-assessable; and

(e)  The representations,  warranties, covenants and agreements of HHD contained in this Agreement,  including,  without limitation, those contained in this
     Paragraph 6, are true,  accurate and correct in all respects as of the date hereof  and  shall be true,  accurate  and  correct  and  complete,  in all respects,  as of the Closing;  and at the Closing HHD shall  deliver to the
     Shareholders  and the  Shareholders  a  certificate,  executed by the chief executive  officer of HHD,  as the case may be,  under oath,  remaking,  on behalf  of HHD  each  of the  representations,  warranties,  covenants  and agreements set forth in this Agreement, including without limitation, those set forth in this Paragraph 6 hereof.

7.  During the period  from the date  hereof  until the  earlier to occur of the
Closing or the termination of this Agreement by HHD, the  Shareholders and Llcco shall:

(a)  Permit the officers and other  authorized  representatives  of HHD (i) full and unrestricted access, from time to time and at one or more times, to the offices and books and records of Llcco  situated  at their  offices  during normal business hours, and in connection with such books and records,  such inspection  shall  be at  the  offices  where  such  records  are  normally maintained,  and such  parties  shall be  entitled  to make  copies  of and abstracts from any of such books and records; (ii) the opportunity to meet, correspond and communicate with the officers, directors, employees, counsel and accountants to Llcco,  and to secure from each such information as such parties shall deem necessary or  appropriate;  and (iii) to review and copy such other,  further and additional financial and operating date, materials and information as to the business as may be requested by such parties.

(b)  Take and perform any and all actions  necessary to render  accurate  and/or maintain the accuracy of, all of the  representations and warranties of the
     Shareholders  and Llcco herein  contained  and/or  satisfy each covenant or condition  required to be performed or  satisfied by the  Shareholders  and
     Llcco  at  or  prior  to  the  Closing   and/or  to  cause  or  permit  the
     implementation of the within acquisition.

(c)  Not  take  or  perform   any  action   which   would  or  might  cause  any
     representation or warranty made by the Shareholders  and/or Llcco herein to be rendered  inaccurate,  in whole or in part and/or  which would  prevent, inhibit or preclude the  satisfaction,  in whole or in part of any covenant required to be performed or  satisfied by the  Shareholders  or Llcco at or prior to the Closing and/or the implementation of the within acquisition.

(d)  Carry on and maintain  the Business in the ordinary  course of business and in substantially the same form, style and manner as heretofore  operated by
     Llcco;  perform,  in all material respects all of Llcco's obligations under all  material  agreements,  leases and  documents;  use its best efforts to
     preserve,   intact,  the  relationships  with  its  suppliers,   customers,
     employees and others having business  relations with Llcco; not voluntarily engage in any material  transaction  not in the ordinary course of business without the prior  written  consent of HHD; and not amend any benefit plans to increase benefits or otherwise increase  compensation of their employees other  than in the  ordinary  course  of  business.  Without  limiting  the generality of the foregoing Llcco shall not:

(i)  change its business,  operations or financial  condition,  or the manner of managing or conducting its business and operations if such changes, if any, have a material  adverse effect on such  business,  operations or financial condition, taken as a whole;

(ii) change its accounting methods or practices (including,  without limitation, any change in  depreciation,  amortization  and/or  good will  policies  or rates;

(iii)incur  any  damage,   destruction  or  loss  (whether  or  not  covered  by
     insurance)  which  materially and adversely  affects its assets,  business, operations or financial condition;

(iv) make  any  declaration,   setting,  or  payment  of  a  dividend  or  other
     distribution  with respect to the  membership  interests  of Llcco,  or any direct or indirect  redemption,  purchase or other  acquisition by Llcco of any of its  membership;

(v)  make any issuance or sale of any membership  interest in Llcco and/or right to acquire any of the same;

(vi) make any increase in the salary or other compensation  payable or to become payable  to any of  their  respective  officers,  directors,  employees  or agents,  or the  declaration,  payment or  commitment  or obligation of any kind,  nature or  description  for the payment by any of them of a bonus or other additional salary or compensation to any person;

(vii)make any loan to any  person or entity  and/or  issue any  guaranty  for or with respect to its own or another's obligations;

(viii) waive or release any right or claim;

(ix) sell,  lease,  abandon,  assign,  transfer,  license or  otherwise  dispose
     (including  any  agreement  and/or option for or with respect to any of the foregoing) of any real property or tangible or intangible assets,  property or rights (and/or interest therein);

(x)  incur any material obligation or liability, absolute or contingent;

(xi) experience  any labor  problems  and/or other events or  conditions  of any
     character  which  materially   and/or  adversely  affect,  or  which  might
     materially  and/or adversely  affect,  its financial  condition,  business, assets or prospects; and

(xii)amend,  terminate or modify any  material  agreement or license to which it is a  party  which  has or may  have a  material  affect  on its  financial condition, business, assets or prospects;

(e)  Use its best efforts in good faith, to obtain and/or maintain all licenses, consents or approvals (from every governmental or regulatory body, or other person)  required to be obtained and/or held by Eqtima or Llcco for or with respect to its (i) assets,  businesses  and/or  operations;  and/or (ii) in connection with the  implementation  of the transactions  herein contained;
     and/or  (iii)  the  continued  operation,  following  the  Closing,  of its business in the manner presently conducted;

(f)  Immediately advise HHD of any event, condition or occurrence which inhibits or limits or is likely to  prevent,  inhibit or limit the  Shareholders  or
     Llcco from satisfying, in full and on a timely basis, any covenant, term or condition herein contained and/or implementing this Agreement; and

(g)  Not issue any public announcement  dealing in or with this Agreement and/or the transactions herein described without the prior written consent of HHD.

8.  During the period  from the date  hereof  until the  earlier to occur of the
Closing or the termination of this Agreement by HHD, HHD shall:

(a)  Use its best  efforts in good faith take and  perform  any and all  actions necessary to render  accurate  and/or  maintain the accuracy of, all of the representations  and warranties of HHD herein contained and/or satisfy each covenant or  condition  required to be  performed or satisfied by HHD at or prior to the Closing  and/or to cause or permit the  implementation  of the within acquisition.

(b)  Use its best  efforts in good faith not to take or perform any action which would or might cause any  representation  or warranty made by HHD herein to be rendered  inaccurate,  in whole or in part and/or  which would  prevent, inhibit or preclude the  satisfaction,  in whole or in part of any covenant required to be  performed  or  satisfied  by HHD at or prior to the Closing and/or the implementation of the within acquisition.

(c)  Immediately  advise the Shareholders  and Llcco of any event,  condition or occurrence which constitutes or may, with the passage of time and/or giving of notice  constitute,  a breach of any  representation  or warranty of HHD herein contained and/or which prevents,  inhibits or limits or is likely to prevent,  inhibit  or limit  HHD from  satisfying,  in full and on a timely basis, any covenant, term or condition herein contained and/or implementing this Agreement.

9. The  obligation of HHD to implement this Agreement and consummate the subject
acquisition  is,  at  its  election,   subject  to  and  conditioned   upon  the
satisfaction (and/or written waiver) of each of the following conditions:

(a)  At the  Closing,  HHD shall have  received a  certificate,  executed by the
     President and Secretary of Llcco and the Shareholders  (effective as of the
     Closing),  and in form and content reasonably acceptable to HHD, certifying the truth and accuracy of the  representations  and warranties of Llcco and
     The Shareholders  herein contained,  including without limitation those set forth in  Paragraph 5 hereof and the complete  and timely  satisfaction  by
     Llcco  and  the  Shareholders  of all of  their  respective  covenants  and obligations herein contained,  including without limitation those set forth in Paragraph 7 hereof.

(b)  Prior to the Closing  there shall not have  occurred any  material  adverse change in the Business and/or  Operating  Assets,  nor shall any event have occurred or condition  exist which,  with the passage of time or the giving of notice, may cause or create any such adverse material change.

(c)  Prior to the Closing,  all  corporate and other  proceedings  in connection with the transactions  contemplated by this Agreement and all documents and instruments  incident  to such  transactions  shall be in the form  annexed hereto and/or in form  acceptable to HHD and HHD and its counsel shall have received  all  counterpart  originals  or certified or other copies of such documents and instruments as they may reasonably request.

(d)  No action or proceeding  shall have been  instituted  and be pending by any private  party  and/or  governmental  agency or authority  challenging  the legality of this  Agreement or the subject  acquisition  and/or  seeking to prevent or delay  consummation  of the  transactions  herein  contemplated;
     which action or proceeding  shall have resulted in preliminary or permanent injunctive  relief  prohibiting  consummation of this Agreement  and/or the subject acquisition.  (e) All statutory  requirements  (including,  without limitation "bulk sales") for the valid  consummation by the Shareholder and
     Llcco of the transactions herein described shall have been fully and timely satisfied; all authorizations, consents and approvals of all Federal, state and local governmental  agencies and authorities required to be obtained in order to permit consummation of the transactions  herein described,  and/or to permit the  Business to continue  unimpaired  in all  material  respects immediately  following the Closing shall have been obtained and shall be in full force and effect;  and no action or  proceeding  to  suspend,  revoke, cancel, terminate, modify or alter any of such authorizations,  consents or approvals shall be pending or threatened.

(f)  HHD shall have received all of the  documentation  required to be delivered to it pursuant to the provisions of this Agreement.

(g)  The satisfaction of the HHD with the Financial Statements.

(h)  The satisfaction of HHD with the results of its due diligence investigation of Llcco and its business, operations and financial condition.

(i)  The  individuals  described on Exhibit "K" shall have  executed  employment agreements  with  Llcco on terms  and  condition  acceptable  to HHD and an executed counterpart of each of the same shall have been delivered to HHD.

10.  The  obligations  of the  Llcco  and the  Shareholders  to  implement  this
Agreement and consummate the subject  acquisition is subject to and  conditioned upon  the  satisfaction  (and/or  written  waiver)  of  each  of  the  following conditions:

(a)  At the  Closing,  the  Shareholders  shall  have  received  a  certificate, executed  by  the  President  and  Secretary  of HHD  (effective  as of the
     Closing),   and  in  form  and  content   reasonably   acceptable   to  the
     Shareholders, certifying, the truth and accuracy of the representations and warranties of HHD herein contained,  including without limitation those set forth in Paragraph 6 hereof and the complete and timely satisfaction by HHD of all of its covenants and obligations herein contained, including without limitation those set forth in Paragraph 8 hereof.

(b)  Prior to the Closing,  all  corporate and other  proceedings  in connection with the transactions  contemplated by this Agreement and all documents and instruments  incident  to such  transactions  shall be in the form  annexed hereto or in form acceptable to the Shareholders,  and the Shareholders and their counsel shall have received all counterpart originals or certified or other  copies of such  documents  and  instruments  as they may  reasonably request.

(c)  No action or proceeding  shall have been  instituted  and be pending by any private  party  and/or  governmental  agency or authority  challenging  the legality of this  Agreement or the subject merger and/or seeking to prevent or delay consummation of the transactions herein contemplated; which action or proceeding  shall have resulted in preliminary  or permanent  injunctive relief  prohibiting  consummation  of this  Agreement  and/or  the  subject acquisition.

(d)  All  statutory  requirements  for  the  valid  consummation  by  HHD of the transactions  herein described shall have been fully and timely  satisfied;
     all authorizations,  consents and approvals of all Federal, state and local governmental  agencies and authorities  required to be obtained in order to permit consummation by HHD of the transactions herein described, shall have been  obtained  and  shall be in full  force and  effect;  and no action or proceeding to suspend,  revoke, cancel,  terminate,  modify or alter any of such authorizations, consents or approvals shall be pending or threatened.

(e)  The Shareholders  shall have received all of the documentation  required to be delivered to them pursuant to the provisions of this Agreement.

(f)  The  individuals  described on Exhibit "K" shall have  executed  employment agreement with Llcco on terms and condition acceptable to such individuals.

11. This  Agreement  may be  terminated  by (a) HHD if at the Closing all of the representations  and  covenants  of the  Shareholders  and  Llcco  set  forth in
Paragraphs 5 and 7 hereof shall not have been timely and fully satisfied, waived or cured, or (c) the  Shareholders if at the Closing all of the  representations and covenants of HHD set forth in Paragraphs 6 and 8 hereof, respectively, shall not have been timely and fully satisfied, waived and/or cured. The rights of the parties  hereto  for or with  respect  to any  breach of this  Agreement  and/or injunctive relief shall survive any termination.

12. The Operating  Members shall not (a) during the three year period commencing on the Closing from a location  within 15 miles from any office,  store or other facility  of  the  HHD  (including  for  purposes  of  this  Paragraph  12,  its subsidiaries)  engage,  directly or indirectly  (whether as stockholder,  owner, partner,  employee, agent, consultant,  officer or director) in whole or in part in any  business  activity in which the HHD is then  involved  and/or (b) at any time  utilize,  or  authorize  another  to  utilize,  any  of  the  confidential information,  materials,  systems,  procedures and/or proprietary information or materials of Llcco and/or HHD for any purpose other than in connection  with the business and operations of Llcco and/or HHD.  Without limiting the generality of the foregoing each of the Shareholders does hereby  acknowledge and confirm that all of the  materials,  systems  and  procedures  of  Llcco  and HHD  (including customers,  customer  representatives  and employees) are  proprietary  and were communicated to him in the course of a confidential relationship.

13. Additional Covenants

(a)  Subject to Llcco not  exceeding  Budget (as  defined);  satisfying  its Pro
     Forma (as defined); and not engaging in any business except as set forth in the Business Plan (as defined)  and/or  undertaking any activity other than in the ordinary course of business without the prior written consent of the
     Board of Directors of HHD in each instance:

     (i)  the  individuals  described  on Exhibit "K" shall be employed by Llcco for  the  compensation  respectively  indicated  and  shall  hold  the officerships and directorships similarly respectively indicated;

     (ii) until no earlier than  December 31,  2004,  Llcco shall  operate as an independent entity(s);

     (iii)Llcco shall utilize it existing  assets to the extent  possible within the  context  of the  Budget  and the  Business  Plan  and in a manner consistent with achieving economies of scale;

     (iv) HHD shall not prior to  December  31,  2004 (A) pledge the  membership interests  of Llcco  and/or  encumber  the assets of Llcco  and/or (B)
          cause Llcco to guaranty any debt other than a debt of Llcco and/or (C)
          cause Llcco to become a borrower or co borrower of any debt other than debt the proceeds of which are utilized for the benefit of Llcco;  and the certificates evidencing the membership interests of Llcco shall be legended with a reference to this paragraph 13;

     (v)  the Shareholders  shall designate one member of the Board of Directors of HHD; and

     (vi) HHD shall establish an Executive Oversight Committee  ("Committee") to review and comment on any potential  acquisition  presented to HHD and to review and evaluate all subsidiaries owned and operated by HHD. The
          Committee may recommend to the Board of Directors the  disposition  of any  subsidiary  which  does not  perform  within 80% of its pro forma operations  for a period of more  than 24  consecutive  months;  which disposition may consist of either  liquidation,  sale or "spin off" to the stockholders of HHD as their respective  interests may appear.  In the latter case,  the  investment  of HHD (equity  and/or debt) in the
          "spun  off"  entity  may be  reflected,  at the  option  of HHD,  in a continued  equity interest in the entity and/or debt secured by all of the assets of the entity;

(b)  Upon Closure, HHD shall provide $100,000 due no later than January 13, 2002 to Llcco. HHD and the Shareholders  shall use their respective best efforts to arrange for the sale of shares of HHD Stock for the aggregate  amount of not less than  $2,750,000;  of which HHD shall advance to Llcco (by capital contribution  and/or  debt,  from the  proceeds of such  sales)  during the period from the Closing through  December 31, 2002, the aggregate amount of not less than $2,500,000.  Without limiting the generality of the foregoing
     HHD shall advance to Llcco 100% (up to  $2,500,000)  of (i) the proceeds of sales of HHD Stock to purchasers  designated by the Shareholders;  (ii) the proceeds of the  $10,000,000  equity line described in the pending HHD SB-2
     Registration  Statement;  and  (iii) HHD shall  advance  to Llcco  $500,000 within 90 days of the  Closing  and such  amounts  thereafter  on a monthly basis as HHD and Llcco shall mutually agree upon;

(c)  For purposes of this Agreement:

     (i)  "Budget"  shall be and mean the  budget  for the  operations  of Llcco during each of the First, Second and Third Measuring Periods delivered by the  management  of  Llcco  to HHD at  least  30 days  prior to the
          Closing and the commencement of each of the Second and Third Measuring
          Periods, respectively;

     (ii) "Pro Forma" shall be and mean the pro forma statement of operations of
          Llcco  for each of the  First,  Second  and Third  Measuring  Periods, respectively; and

     (iii)"Business  Plan"  shall be and mean the  business  plan  delivered  by
          Llcco to HHD at least 30 days prior to the Closing;

(d)  The Shareholders  shall have the right,  exercisable (i) during the ten day period  commencing  100 days following the Closing to exchange all, but not less than all of the  shares of HHD Stock  issued to them  pursuant  to the provisions of this Agreement for 100% of the membership  interests in Llcco in  the  event  HHD  does  not  make  the  $500,000  advance  described  in subparagraph  13(b)(iii)  hereof,  and  (ii)  during  the 24  month  period following the Closing,  subject to the  provisions  of  applicable  law, to exchange  all,  but not less than all of the shares of HHD Stock  issued to them  pursuant  to  the  provisions  of  this  Agreement  for  100%  of the membership  interests  in Llcco in the event that HHD files a  petition  in bankruptcy,  has filed  against it any  involuntary  petition in bankruptcy which is not  discharged  within  90 days of  filing,  executes  a  general assignment  for the benefit of creditors or otherwise  seeks  protection of pursuant  to  Federal or State  bankruptcy  statutes  during  such 24 month period;

(e)  HHD and Llcco shall, within 90 following the Closing,  adopt a compensation and bonus plan for employees of Llcco keyed to achieving  operating results in excess of the Pro Forma Statements;

(f)  At the  Closing  the  Stockholders  will be granted  warrants  to  purchase
     1,000,000 shares of HHD Stock (as their respective interests may appear) at any time during the 12 month period  following the Closing at the following exercise prices:  (I) $.01 per share during the first 90 days following the
     Closing,  (ii) $.02 per share  during  the  second  90 days  following  the
     Closing,  (iii)  $.04 per  share  during  the third 90 days  following  the
     Closing  and (iv) $.06 per share  during the fourth 90 days  following  the
     Closing; and,

(g)  The  Shareholders  shall  deliver to  Neuralact  IP 5% of the shares of HHD
     Stock issued to the Shareholders pursuant to this Agreement.

(h)  Notwithstanding  anything to the contrary contained herein, at the Closing,
     Llcco shall redeem from Battle  Creek  Unlimited,  Inc.  ("BCU") all of the
     Eqtima  Stock owned of record by BCU, in exchange  for Four  Hundred  Seven
     Thousand  Dollars  ($407,000)  (the  "Purchase  Price") by  delivery of the
     Promissory Note in the form of Exhibit "?" attached hereto (the "Promissory
     Note").  Pursuant to the terms of the  Promissory  Note HHD  covenants  and agrees to guaranty  BCU the timely  payment and  performance  of all of the obligations of Llcco under the terms of the Promissory Note.

14. (a) Llcco does hereby  agree to  indemnify  and hold  harmless  HHD from and against any and all costs, expenses,  losses, claims, demands and liabilities of every kind,  nature and description  (including  without  limitation  reasonable attorney's fees) arising out of or relating to any breach or anticipatory breach of this Agreement by Llcco.

(b)  HHD does hereby agree to indemnify  and hold harmless each of Llcco and the
     Shareholders  s from  and  against  any and all  costs,  expenses,  losses, claims,  demands  and  liabilities  of every kind,  nature and  description
     (including without limitation reasonable attorney's fees) arising out of or relating to any breach or anticipatory breach of this Agreement by HHD.

15. (a) Inasmuch as the damages  which may accrue to HHD arising out of a breach or  anticipatory  breach of this Agreement by the  Shareholders  or Llcco may be irreparable and/or inascertainable, HHD shall have the right, in addition to and not in lieu of any other  right  and/or  remedy it may have,  to seek and secure equitable  relief,  including,  without  limitation,  temporary and/or permanent injunctive  relief  with  respect to any breach or  anticipatory  breach of this
Agreement by Llcco or the Shareholders.

(b)  Inasmuch  as the  damages  which may  accrue  to Llcco or the  Shareholders arising out of a breach or anticipatory breach of this Agreement by HHD may be irreparable and/or  inascertainable,  each of the Shareholders and Llcco shall have the right,  in  addition  to and not in lieu of any other  right and/or remedy it may have, to seek and secure equitable relief,  including, without  limitation,  temporary  and/or  permanent  injunctive  relief with respect to any breach or anticipatory breach of this Agreement by the HHD.

16. Any and all  notices,  requests  or  instructions  desired or required to be given by any party  hereto to any other  party  hereto  shall be in writing  and shall either be hand delivered or mailed to the recipient  first class,  postage prepaid,  certified,  return  receipt  requested  at  the  following  respective addresses:

To:      The Shareholders and Llcco         ______________________________
         70 West Michigan - Suite 800
         Battle Creek, MI  49017            ______________________________

                                            ______________________________

To:      HHD                                ______________________________
         3 Glen Road
         Sandy Hook, CT  06482              ______________________________

                                            ______________________________

                                                     With a copy to:

                                                     Martin J. Gersten, Esq.
                                                     90 Birch Hill Road
                                                     Newtown, CT  06470

or to such  other  address  as any party  hereto  shall  designate  in a writing complying with the provisions of this Paragraph 16.

17. Each of the parties  hereto may, by written  instrument to the party against whom enforcement is sought (a) extend the time for the performance of any of the obligations  or other acts of any party hereto;  (b) waive any  inaccuracies  of such other party in the  representations  and warranties  contained herein or in any document delivered pursuant to this Agreement; (c) waive compliance with any of the covenants of such other party contained in this Agreement; (d) waive such other party's  performance  of any of such party's  obligations  set out in this
Agreement;  and (e) waive any  condition to its  obligation to effect the within acquisition.

18.  Except to the extent  required  by  applicable  law no party shall make any disclosure with respect to this Agreement and/or the within transactions without the prior consent of all parties to this Agreement.

19.  This  Agreement  may only be  modified,  altered  or  amended  by a writing executed by all of the parties hereto. Any waivers,  consents or notices must be in writing.

20. This Agreement  shall be governed and construed in accordance  with the laws of the State of  Connecticut  applicable  to contracts  executed and to be fully performed therein and without regard to principles of conflicts of laws.

21. This Agreement shall inure to the benefit of and be binding upon the parties
hereto  and  their  respective  successors,   transferees,  heirs,  assigns  and
beneficiaries.

22. This Agreement (including the Exhibits hereto, the documents and instruments delivered  by the parties  hereto and  initialed  for  identification  as herein provided and any other  documents  executed and delivered  and/or to be executed and delivered  pursuant to the provisions of this Agreement as herein  provided)
sets forth the entire  agreement  among the parties  hereto with  respect to the
subject  matter  herein  contained;  and  there  are  no  covenants,   promises,
agreements,  conditions or  understandings,  either oral or written,  between or among the parties  hereto with respect to the subject  matter  hereof  except as herein and in such ancillary documents provided.

23. This  Agreement  may be executed  in  multiple  copies,  each of which shall constitute  an  original,  but all of which  shall  constitute  one and the same agreement.

24. If any term,  covenant or condition in this  Agreement,  or the  application thereof to any person or  circumstance  shall be invalid or  unenforceable,  the remainder  of this  Agreement  or the  application  of such  term,  covenant  or condition to persons or  circumstances,  other than those as to which it is held invalid,  shall be  unaffected  thereby and each term,  covenant or condition of this Agreement shall be enforced to the fullest extent permitted by law.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS  WHEREOF,  the parties  hereto have executed this Agreement as of the day and year first above written.

                              HouseHold Direct.com, Inc.

                              By  /S/John Folger
                                  --------------
                                  John Folger, President

                              Eqtima LLC

                              By  ________________________

                              The Shareholders

                              /s/Bryan Baker
                              --------------
                              Byran Baker

                              /s/Sandy Biggam
                              ---------------
                              Sandy Biggam

                              /s/Chuck Heindel
                              ----------------
                              Chuck Heindel

                              /s/Jim Hall
                              -----------
                              Jim Hall

                              /s/Philip Samson
                              ----------------
                              Philip Samson

                              /s/Tom Walsh
                              ------------
                              Tom Walsh

                              /s/Tom Rocca
                              ------------
                              Tom Rocca

                              /s/Brad Taylor
                              --------------
                              Brad Taylor

                              /s/BCU
                              ------
                              BCU

                              /s/Joel Taylor
                              ---------------
                              Joel Taylor

                              /s/Thorsten Belicke
                              -------------------
                              Thorsten Belicke

                              /s/ Kimberly Polak
                              ------------------
                              Kimberly Polak

                                    ADDENDUM

                                    Schedule

         EXHIBIT A        Individual Shareholder List

         EXHIBIT B        Business Description

         EXHIBIT C        Asset List

         EXHIBIT D        Schedule of Exceptions

         EXHIBIT E        Shareholder Registration Rights

         EXHIBIT F        Real Estate Titles or Leases with Insurance Policies

                          Notes for all Ideas, Patents, Practices, etal.

         EXHIBIT G        General Insurance
                                  Liability
                                  Errors and Omissions

         EXHIBIT H        Exceptions Regarding Contracts in Excess of $10,000
                           - $25,000

         EXHIBIT I        Authorized Outstanding Shares of Eqtima

         EXHIBIT J        Operating Agreement of Eqtima

         EXHIBIT K        Employee List

         EXHIBIT L        Promissory Note

                                    EXHIBIT A

                           Individual Shareholder List

                                     Member

                                 Bob Balenger
                                   Bryan Baker
                                Thorsten Belicke
                                  Sandy Biggam

                                    Jim Hall
                                  Chuck Heindel

                                  Bob Netzel

                                 Kimberly Polak

                                    Tom Rocca

                                  Philip Samson

                                   Brad Taylor
                                   Joel Taylor

                                    Tom Walsh

                                    EXHIBIT B

                              Business Description

Eqtima is the leading supplier of metrics-based Employee Relationship Management
(ERM)  systems  specifically  targeted  for contact  centers.  Llcco's ERM suite
(Value  Agent) of  products  is designed  to empower  agents,  analyze  employee
behavior   patterns,   automate   feedback,   and  lay  the   groundwork  for  a
performance-recognition business culture.

Our strategy  for 2002 is to  penetrate  the  mainstream  Work Force  Management market by redefining Work Force  Management in our favor.  Work Force Management has historically  been nothing more than  Forecasting and Scheduling.  This is a very limited vision.  Llcco expands the vision to encompass the whole life cycle of  an  agent's  experience  with  the  company.  Beyond  just  forecasting  and
scheduling,   it  includes   agent   development,   virtual   supervision,   and
recognition/reward. It sets the stage for a performance-based culture.

Our markets include North America,  Asia, Europe,  South America, and Africa. We
currently have customers in Africa and North America with partnerships that also include Asia.

Eqtima                                         1 Qtr    2 Qtr    3Qtr   4Qtr
Proforma Profit and Loss                        2002     2002    2002   2002

Revenue from Products                            278      952     652    863
Service Revenue                                   60       87      81     81
Maintenance and Service Agreements                --       --      13     10
Interest on Deposits                              --       --      --     --
                                               -----    -----     ---    ---
Total Revenue                                    338    1,039     746    954
 (Cost of Goods sold and Outsourcing)          (48)  (136)   (114)  (101)
Operating Expenses                             (444)  (586)   (635)  (747)
Investment Interest Income (Expenses)             --        3       5      5
                                                ----     ----     ---    ---
Income Before Tax                              (154)     320       2    111
                                                ----     ----     ---    ---
Cumulative Income Before Tax                   (154)   (123)   (121)  (10)
                                                ====     ====     ===    ===

Eqtima                                         1 Qtr    2 Qtr     3Qtr    4Qtr
Proforma Profit and Loss                        2003     2003     2003    2003

Revenue from Products                            823      934    1,073   1,238
Service Revenue                                  122      215      204     212
Maintenance and Service Agreements                28       95       65      53
Interest on Depoits                               --       --       --      --
                                               -----    -----      ---   -----
Total Revenue                                    972    1,244    1,341   1,503
 (Cost of Goods sold and Outsourcing)          (97)  (114)  (132) (152)
Operating Expenses                             (878)  (885)  (907) (986)
Investment Interest Income (Expenses)              7        6       10      16
                                                ----    -----    -----    ----
Income Before Tax                                  4      251      312     381
                                                ----     ----    -----    ----
Cumulative Income Before Tax                   (6)     244      556     937
                                                ====     ====     ====    ====

Eqtima                                         1 Qtr    2 Qtr     3Qtr     4Qtr
Proforma Profit and Loss                        2004     2004     2004     2004

Revenue from Products                          1,347    1,403     1,485   1,568
Service Revenue                                  253      272       294     315
Maintenance and Service Agreements                82       93       107     124
Interest on Deposits                              --       --        --      --
                                               -----    -----     -----   -----
Total Revenue                                  1,683    1,767     1,886   2,007
 (Cost of Goods sold and Outsourcing)         (165)  (171)   (181) (189)
Operating Expenses                            (1,049)  (1,040)   (1,053) (1,043)
Investment Interest Income (Expenses)             23       32        40      49
                                               -----    -----     -----   -----
Income Before Tax                                491      588       692     823
                                               -----    -----    -----    -----
Cumulative Income Before Tax                   1,429    2,016    2,708    3,531
                                                ====    =====    =====    =====

                                    EXHIBIT C

                                   Asset List

o        Exclusive Marketing Agreement for Value Agent (a.k.a. Call Center
          Management System from Call Tech)

o        Ownership of all enhancements and modifications to Value Agent

o        9 computers with corresponding licensed software

o        Furniture in office and corporate apartments

                                    EXHIBIT D

                             Schedule of Exceptions

1. Llcco and Call Tech LLC are parties to an exclusive marketing agreement dated
September 26, 2000 (the "Agreement"). A Copy of the Agreement has been forwarded to HHD.

(a)  Pursuant  to the  terms of the  Agreement,  Call  Tech LLC has the right to terminate  the Agreement if Llcco fails to meet certain  annual  (September through September) projections.

(b)  Llcco did not meet first year projections.

(c)  Call Tech LLC did not terminate the Agreement.

2.   Call Tech LLC owns software  known as CCMS,  and Call Tech has licensed the software  to Llcco.  Llcco owns all  enhancements,  modifications,  and new development.

                                    EXHIBIT E

                         Shareholder Registration Rights

to be defined

                                    EXHIBIT F

                Real Estate Titles or Leases; Insurance Policies

- over  $10,000  per year that cannot be  canceled  with a 90 day notice;  bonus plans, etc.

o    Office lease with BC Tower

o    Pending contract with SG Solutions in South Africa for on going support and development of Agent Care and Value Agent (Value of contract is $30,000 per month  for 10  developers  with  bonus  of up to  $12,500  for  meeting  or exceeding deliverables and timeframes)

o    Pending  contract with Ethos and IDC of South Africa for the acquisition of the intellectual  property formerly known as Agent Care version 5.4. (Value of contract is $1,000,000)

o    Undefined  commitment to adopt a profit sharing plan for employees based on exceeding forecast by 20%.

                                    EXHIBIT G

                                General Insurance

         None

                                    EXHIBIT H

                         Exceptions Regarding Contracts

Contract for  development  services on Neuralact  product line with SG Solutions has an initial term of 16 months starting on 1 January 2002, and after 16 months can be canceled with 120 day notice.

                                    EXHIBIT I

                 Authorized and Outstanding Interests of Eqtima

As per Exhibit "A"

                                    EXHIBIT J

                          Operating Agreement of Eqtima

                              AMENDED AND RESTATED

                       LIMITED LIABILITY COMPANY AGREEMENT

                                 OF EQTIMA, LLC

Dated as of July 25, 2001

            AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

This Amended and Restated Limited Liability  Company Agreement  ("Agreement") of
EQTIMA,  LLC, a Delaware  limited  liability  company (the "Company") is entered into as of July 25, 2001, by and between the persons  executing a signature page hereto which is countersigned by the Company, whether executed on or at any time after the date hereof (sometimes referred to herein as the "Parties").

                              W I T N E S S E T H:

WHEREAS, on September 26, 2000 the Company was established as a Delaware limited liability company;

WHEREAS, in connection with the formation of the Company,  the Parties desire to provide for the operation of the Company, the allocation and distribution of the profits  and losses  thereof,  and such  other  matters as are set forth in this
Agreement;

WHEREAS,  in  furtherance  thereof,  the members of the Company  entered  into a
Limited   Liability   Company   Agreement  on  October  10,  2000  (the  "Former
Agreement");

WHEREAS, the members desire to admit  ___________________________ as an expanded member and revise the provisions of the Former Agreement;

NOW,  THEREFORE,  for and in  consideration  of the  premises  and of the mutual undertakings and agreements set forth below, the Parties agree as follows:

                             ARTICLE 1 - DEFINITIONS

1.1 Definitions.  For the purpose of this Agreement,  the following  capitalized terms shall have the  meanings  set forth  below (any terms not  defined  herein shall have the meaning set forth in the Act):

(a)  "Act" shall mean the Delaware Limited Liability Company Act, Del. Code Ann.
     tit. 6, sec. 18-101, et seq., as amended from time to time.

(b)  "Agreement"  shall mean this Amended and Restated Limited Liability Company
     Agreement,  as it may be amended  or  supplemented  from time to time.

(c)  "Assignee"  means a transferee  of a  Membership  Interest who has not been admitted as a  Substituted  Member.  An Assignee  shall have the rights and obligations of an Assignee as set forth in Section 3.6 hereof.

(d)  "Available  Cash Flow"  means,  with  respect  to any fiscal  year or other period,  the sum of all  cash  receipts  of the  Company  from  any and all sources plus amounts withdrawn from Reserves during such period,  minus all cash disbursements (including loan principal and interest payments, capital improvements  and  replacements)  and a reasonable  allowance for Reserves, contingencies  and  anticipated  obligations  as determined by the Board of
     Managers.

(e)  "BCU" means Battle Creek Unlimited, Inc., a Michigan nonprofit corporation.

(f)  "BCU Put Option" means the option of BCU to put all (but not less than all)
     of its  Membership  Interests  to the Company,  for the price  described on
     Exhibit C. BCU may exercise the BCU Put Option by delivering written notice
     (the "Put  Notice") to the Company of its intent to so exercise  (i) within
     30 days after a Change of Control has occurred,  (ii) anytime before August
     16,  2007  if  the  Company   relocates  its   headquarters   or  principal
     administrative  office to any location other than Battle Creek, Michigan or
     (iii)  anytime after August 16, 2007.  If a Change of Control  occurs,  the
     Company shall provide BCU immediate written notice.  Within five days after the  receipt of the Put  Notice,  the  Company  shall  notify BCU of a time during regular business hours on a regular business day within 15 days at a location  within  Battle Creek,  Michigan,  where the Company and BCU shall meet  for  the  purpose  of  completing  the  sale  of the  BCU  Membership
     Interests.  If the Put Notice was delivered  pursuant to  subsection  (iii)
     above,  at such  meeting the  Company  shall pay BCU the  consideration  as required  by Exhibit C to  purchase  the BCU  Membership  Interests  by (A)
     delivering  to BCU a  certified  or bank  check  made  payable to BCU in an amount equal to at least 20% of the  consideration  stated on Exhibit C and
     (B)  completing,  executing and delivering to BCU a promissory  note in the form of Exhibit D made payable to BCU with a principal balance equal to the consideration  stated on Exhibit C minus any amount  paid  pursuant  to (A)
     above,  and  BCU  shall  deliver  the  certificates  representing  the  BCU
     Membership  Interests being put to the Company,  duly endorsed for transfer and free and clear of all adverse  claims.  If the Company issues a note to
     BCU  pursuant to (B) above,  the Company  shall  pledge the BCU  Membership
     Interests  as  security  for the debt  represented  by the  note.  Upon the transfer  of the  BCU  Membership  Interests  to the  Company  contemplated hereby, BCU shall deliver the certificates  representing the BCU Membership
     Interests  to the Company to have a legend  placed  thereon  regarding  the pledge.  The certificates  representing the BCU Membership  Interests shall remain  pledged  to BCU  until  the debt is  satisfied,  at which  time the
     Company may remove the legend  provided  for herein.  If the Put Notice was delivered  pursuant to  subsection  (i) or (ii) above,  at such meeting the
     Company  shall  pay BCU the  consideration  as  required  by  Exhibit  C to purchase the BCU  Membership  Interests by delivering to BCU a certified or bank check  made  payable  to BCU in an amount  equal to the  consideration stated on Exhibit C and BCU shall deliver the certificates representing the
     BCU  Membership  Interests  being put to the  Company,  duly  endorsed  for transfer and free and clear of all adverse claims.

(f)  "Business" shall mean developing, marketing, selling, and supporting Eqtima products either acquired or built into the contact center marketplace,  and the engaging in any and all activities related or incidental thereto.

(g)  "Capital  Account" of a Member  shall have the meaning set forth in Section
     3.2 hereof.

(h)  "Capital  Contribution"  of each Member  shall mean the amount  contributed
     (or, in the case of BCU, to be  contributed)  to the Company by such Member pursuant to Article 3 of this Agreement.

(i)  "Change of Control" shall occur if: (a) there is a merger or  consolidation of the  Company  into or with any  other  entity in which  more than  fifty percent (50%) of the voting power of the surviving entity is held, directly or  indirectly,  by persons who are not Members of the Company prior to the consummation of such transaction;  or (b) there occurs a single transaction or a series of  transactions  pursuant to which a person or persons who are not  Members  of the  Company  prior to such  transaction  or  transactions acquire any of the  following:  (i) voting power to elect a majority of the
     Company's Board of Managers  (whether by merger,  consolidation  or sale or transfer of the  Company's  Membership  Interest);  (ii) greater than fifty percent (50%) of the  outstanding  Membership  Interest of the Company;  or
     (iii) all or substantially all of the Company's assets.

(j)  "Code" shall mean the Internal  Revenue Code of 1986,  as amended from time to time, and any successor federal revenue code of the United States.

(k)  "Company Call  Options"  means the options of the Company to purchase up to
     50% of the Membership  Interests of BCU (in increments equally divisible by
     10%),  for the price  described  on Exhibit C. The Company may exercise the
     Company Call Option from time to time by delivering written notice (a "Call
     Notice")  to BCU of its intent to so  exercise  anytime  before  August 16,
     2007.  Within  five days after the  receipt of a Call  Notice,  the Company shall  notify  BCU of a time  during  regular  business  hours on a regular business day within 15 days at a location  within Battle  Creek,  Michigan, where the Company and BCU shall meet for the purpose of completing the sale of the BCU  Membership  Interests  specified  in the Call  Notice.  At such meeting the Company shall pay BCU the  consideration as required by Exhibit
     C to purchase the BCU Membership  Interests specified in the Call Notice by delivering  to BCU a  certified  or bank  check  made  payable to BCU in an amount equal to the consideration stated on Exhibit C and BCU shall deliver the certificates  representing the BCU Membership Interests being called to the Company,  duly  endorsed for transfer and free and clear of all adverse claims.

(l)  "Company  Subscription Funding Call Right" means the right granted by Bryan
     Baker to the  Company  pursuant  to which the  Company  may make  calls for
     Capital  Contributions  from Bryan Baker in the manner described below. The
     Company  may make calls on Bryan Baker for  amounts up to an  aggregate  of
     $150,000  (less  any  amounts  that may have  previously  been  paid to the
     Company) in increments  equally divisible by $25,000 until the total amount is called.  The Company may not make more than one call per calendar month, and each call must be accompanied by a statement on how the proceeds of the
     Capital   Contribution   will  be  used.   The  proceeds  of  each  Capital
     Contribution  made by Bryan Baker  pursuant to the call of the Company must be used to pay liabilities  incurred by the Company.  If the Company,  does not call for all $150,000 of Bryan Baker's maximum investment, BCU will not have the right to  acquire  Membership  Interests  in the  Company  in such uncalled for amounts.  (m) "Depreciation" shall mean, for each fiscal year, an amount equal to the depreciation,  amortization,  or other cost recovery deduction  allowable with respect to an asset for such fiscal year,  except that if the Gross Asset Value of an asset  differs from its adjusted  basis for federal  income tax  purposes  at the  beginning  of such fiscal  year,
     Depreciation  shall  be an  amount  which  bears  the  same  ratio  to such beginning  Gross  Asset  Value  as the  federal  income  tax  depreciation, amortization or other cost recovery deduction for such fiscal year bears to such beginning adjusted tax basis; provided,  however, that if the adjusted basis for federal  income tax purposes of an asset at the beginning of such fiscal year is zero,  Depreciation  shall be determined  with  reference to such beginning  Gross Asset Value using any reasonable  method  selected by the Board of Managers.

(n)  "Fair Market  Value" shall mean,  with respect to any  property,  the value that would be obtained therefor in an arm's length transaction or sale (for cash) between an informed and willing purchaser and an informed and willing seller,  neither  being  under any  compulsion  to buy or sell  (and  being determined without regard to any liabilities secured by or encumbering such property),  which value shall be determined by the Board of Managers or, in the case of a transaction  involving the Company and a Member, by the Board of Managers and such Member,  or failing such agreement,  by an independent appraiser.

(o)  "Gross Asset Value" means,  with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

(i)  The initial Gross Asset Value of any asset  contributed  by a Member to the
     Company  shall be the Net Agreed Value of such asset,  as determined by the contributing Member and the Company;

(ii) The Gross  Asset  Values of all Company  assets  shall be adjusted to equal their respective gross fair market values,  as determined by the Company as of the following  times:  (a) the acquisition of an additional  interest by any  new or  existing  Member  in  exchange  for  more  than  a de  minimis contribution of property  (including  money);  (b) the  distribution by the
     Company  to a Member  of more  than a de  minimis  amount  of  property  as consideration for a Membership  Interest or Economic Interest;  and (c) the
     liquidation  of the  Company  within  the  meaning of  Regulations  Section
     1.704-l(b)(2)(ii)(g);  provided,  however,  that  adjustments  pursuant  to clauses  (a) and (b)  above  shall be made only if the  Company  reasonably determines  that such  adjustments  are necessary or appropriate to reflect the relative economic interests of the Members in the Company;

(iii)The Gross Asset Value of any Company asset  distributed to any Member shall be adjusted to equal the gross Fair Market  Value of such asset on the date of distribution as determined by the distributee and the Company; and

(iv) The Gross Asset Values of Company  assets shall be increased (or decreased)
     to reflect any adjustments to the adjusted basis of such assets pursuant to
     Code  Section  734(b) or Code Section  743(b),  but only to the extent that such  adjustments  are taken into account in determining  Capital  Accounts pursuant to Regulation Section 1.704-1(b)(2)(iv)(m) and Section 3.2 of this
     Agreement and subparagraph (vi) under the definition of Net Profits and Net
     Losses;  provided,  however,  that Gross Asset Values shall not be adjusted pursuant to this  subparagraph  (iv) to the extent the  Company  determines that an  adjustment  pursuant to  subparagraph  (ii) of this  definition is necessary  or  appropriate  in  connection  with a  transaction  that would otherwise result in an adjustment pursuant to this subparagraph (iv).

If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph  (i), (ii) or (iv) of this definition,  then such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Profit and Net Loss.

(p)  "Indemnified  Parties"  shall have the  meaning set forth in Section 6.3 of this Agreement.

(q)  "Initial  Capital  Contribution"  of each  Member  shall  mean  the  amount contributed  to the Company as set forth  opposite  such  Member's  name on
     Exhibit A hereto.

(r)  "Majority of Members" shall mean Members holding more than 50% of the total
     Percentage Interests.

(s)  "Manager" shall mean a member of the Board of Managers.

(t)  "Member"  shall mean any Person which owns,  and pursuant to this Agreement is  permitted  to own,  Membership  Interests  in the Company and  who/that executes this Agreement (or a counterpart  hereof) and agrees to be subject to and bound by the terms of this  Agreement  and is  admitted  as a Member pursuant to the terms of this Agreement.

(u)  "Membership Interest" shall mean, with respect to any Member, such Member's entire ownership interest in the Company at any particular time, including, without  limitation,  such  Member's  right to share in Net Profits and Net
     Loss and to receive  distributions  of Available Cash Flow pursuant to this
     Agreement  and any and all benefits to which such Member may be entitled as provided in this Agreement and the Act, including,  without limitation, the right to vote or  participate  in  management  of the Company to the extent provided in this  Agreement,  and the right to  information  concerning the business and affairs of the Company,  together with the  obligation of such
     Member to comply with all the terms and provisions of this Agreement.

(v)  "Net Agreed  Value" shall mean (i) in the case of any Capital  Contribution other than cash,  the Fair  Market  Value of such  property  at the time of contribution  reduced  by any  indebtedness  secured by such  property  and assumed or taken  subject to by the Company  upon such  contribution  under
     Code Section  752;  and (ii) in the case of any property  (other than cash)
     distributed to a Member, the Fair Market Value of such property at the time of such distribution  reduced by any indebtedness  secured by such property and assumed or taken subject to by such Member upon such distribution under
     Code Section 752.

(w)  "Net  Profit"  and "Net  Loss"  shall  mean for each  fiscal  year or other period,  an amount equal to the  Company's  net taxable  income or loss for such year or period as  determined  for  federal  tax  purposes  (including separately stated items) in accordance with the accounting method and rules used by the Company and in accordance with Section 703 of the Code with the following adjustments:

     (i)  Any items of income,  gain, loss and deduction which are  specifically allocated to a Member shall not be taken into account in computing Net
          Profit or Net Loss under this Agreement;

     (ii) Any income of the Company that is exempt from  federal  income tax and not otherwise  taken into account in computing Net Profit and Net Loss
          (pursuant to this  definition)  shall be included in  determining  Net
          Profit  or Net Loss  hereunder  by  adding  such  amount  of income to taxable income or subtracting such amount of income from taxable loss;

     (iii)Any  expenditure of the Company  described in Section  705(a)(2)(B) of the Code and not otherwise  taken into account in computing Net Profit and Net  Loss  (pursuant  to this  definition)  shall be  included  in determining  Net  Profit  or Net  Loss  hereunder  by  deducting  such expenditure  from such taxable  income or adding such  expenditure  to taxable loss;

     (iv) In the event the Gross Asset  Value of any  Company  asset is adjusted pursuant  to clause  (ii) or (iii) of the  definition  of Gross  Asset
          Value,  the amount of such  adjustment  shall be taken into account as gain or loss  from the  disposition  of such  asset  for  purposes  of computing Net Profit and Net Loss;

     (v)  Gain or loss resulting from any  disposition of Company  property with respect to which gain or loss is  recognized  for  federal  income tax purposes  shall be computed by  reference  to the Gross Asset Value of the Company property  disposed of,  notwithstanding  that the adjusted tax basis of such property differs from its Gross Asset Value;

     (vi) In lieu of the  depreciation,  amortization  and other  cost  recovery deductions  taken into  account in computing  such  taxable  income or loss,  there shall be taken into account  Depreciation for such fiscal year; and

     (vii)To the extent an  adjustment  to the adjusted tax basis of any Company asset  pursuant to Section 734(b) of the Code or Section 743(b) of the
          Code is required  pursuant to Section  1.704-l(b)(2)(iv)(m)(4)  of the
          Treasury  Regulations to be taken into account in determining  Capital
          Accounts as a result of a distribution  other than in liquidation of a
          Membership Interest, the amount of such adjustment shall be treated as an item of gain (if the  adjustment  decreases the basis of the asset)
          from the  disposition of the asset and shall be taken into account for purposes of computing Net Profit or Net Loss.

     (u)  "Percentage  Interest"  shall mean,  with respect to each Member,  the percentage  set forth opposite such Member's name on Exhibit A to this
          Agreement,  as such Exhibit may be modified or supplemented  from time to time pursuant to this Agreement.

     (x)  "Person" shall mean any individual, sole proprietorship,  partnership,
          limited   partnership,    joint   venture,    trust,    unincorporated
          organization,  association,  corporation,  limited liability  company,
          limited  liability   partnership,   institution,   entity,  party,  or
          government  (whether  national,  federal,  state,  or  local,  and any instrumentality, division, agency, body or department thereof).

     (y)  "Proprietary   Information"   shall  mean  any  business,   financial,
          classified or other sensitive  information of the Company,  including, without limitation,  all commercial and business  information and data concerning the general business operations, financial information, and business contacts of the Company.

     (z)  "Reserves"  means funds set aside from Capital  Contributions or gross cash  revenues  and loan  proceeds  of the Company as  reserves.  Such
          Reserves shall be maintained in amounts  reasonably  deemed sufficient by the Board of Managers for working capital and the payment of taxes, insurance,  debt service,  repairs,  replacements,  renewals, or other costs or expenses  incident to the business of the Company,  or in the alternative, the dissolution of the Company.

     (aa) "Substituted  Member" means a Person to whom a Membership Interest has been  transferred  and who has been  admitted  to all of the rights of membership pursuant to Section 3.5 of this Agreement.

     (bb) "Transfer" shall mean a sale, assignment,  alienation, gift, transfer, exchange,  mortgage,  pledge,  grant of a security interest,  or other disposition or encumbrance,  whether voluntary or involuntary,  or any of the foregoing actions.

     (cc) "Unit"  shall  mean the unit of  ownership  of a  Member's  Membership
          Interest  and the total of the  Members'  Units  shall  represent  the entire ownership of all of the Members' Membership Interests.

           ARTICLE 2 - ORGANIZATION AND CAPITALIZATION OF THE COMPANY

2.1  Formation  and  Organization  of the  Company.  The parties have formed the
Company and hereby enter into this  Agreement  under the  provisions of the Act, and the rights and  liabilities  of the Members  shall be as provided in the Act except as herein otherwise provided.

2.2 Purposes of the Company. The purposes of the Company shall be to:

     (a)  engage in the Business;

     (b)  engage in any other lawful  business  activities  as the Members shall determine in accordance with this Agreement; and

     (c)  do any and all things incident  thereto or connected  therewith as are necessary or convenient to the conduct, promotion or attainment of the
          Business, purposes or activities of the Company.

2.3 Principal Office of the Company/Registered Agent.

     (a)  The principal  office of the Company shall be located in Battle Creek,
          Michigan.  The Company  shall have such other offices as determined by the Board of Managers from time to time.  The Company  shall  maintain its books and records at its  principal  office or at such other place as determined by the Board of Managers from time to time.

     (b)  The Company's initial registered office in the State of Delaware shall be at the  office  of its  registered  agent  at 1209  Orange  Street,
          Wilmington,  Delaware and the name of its initial  registered agent in the  State  of  Delaware  shall  be  Corporation  Trust  Company.  The registered  office and  registered  agent may be changed by filing the address  of the  new  registered  office  and/or  the  name of the new registered agent with the appropriate authorities.

                  ARTICLE 3 - MEMBERS AND CAPITAL CONTRIBUTIONS

3.1  Membership   Interests.   The  Members,  and  their  respective  Percentage
Interests,  Units and Initial Capital  Contributions  are set forth on Exhibit A attached  hereto.  Each  Member  has paid to the  Company  the  Initial  Capital
Contribution  set forth on Exhibit A for such Member in cash within a reasonable time  after  execution  of this  Agreement  or has  provided,  or will  provide, services  to the  Company;  provided,  however  that BCU shall  pay the  Initial
Capital  Contribution,  from time to time,  pursuant to the terms of the Company
Subscription Funding Call Right. The Membership Interest of each Person admitted as a Member  shall vest,  and its interest in the Net Profits and Net Loss shall commence to accrue,  on the date that such  Person is  admitted as a Member.  No
Member shall have any  interest in the property of the Company.  Exhibit A shall be amended  from time to time to reflect  changes in  Percentage  Interests  and
Units that occurred in compliance  with this Agreement and have been approved by the Board of Managers.  Membership  Interests shall be evidenced by certificates issued by the  Company  which shall set forth the Units of  Membership  Interest evidenced thereby. Such certificates shall contain appropriate legends regarding the  restrictions  on transfer  applicable  to such  Membership  Interests.  The
Company and its Members hereby allocates  3,241,500  Membership  Interests to an
Option  Plan in a form to be  approved  by the Board of  Managers  (the  "Option
Plan"),  provided,  however,  that the exercise  price per unit  pursuant to the
Option Plan shall be no less than $.26 for all options granted.  The Option Plan will be administered by the Compensation  Committee pursuant to the terms of the
Option Plan and this Agreement.

3.2 Capital Accounts.

(a) A capital  account (the "Capital  Account")  shall be  established  for each
Member  on the books and  records  of the  Company  and shall be  maintained  in accordance with the rules for determining and maintaining  capital  accounts set forth  in  Treasury  Regulations  Section  1.704-l(b)(2)(iv)  or  any  successor provision.  Except as expressly provided in this Agreement, no interest shall be paid or  accrued  at any time on a Member's  Capital  Account or on any  Capital
Contribution.  Each Member shall have a single  Capital  Account  reflecting its entire  Membership  Interest,  regardless of the time or times and the manner in which the Membership  Interests were acquired by the Member. The Capital Account of each Member shall be adjusted to reflect any additional  contributions to the capital of the Company made by such Member.

(b) A transferee of a Membership  Interest  will succeed to the Capital  Account
(or such portion thereof) relating to the transferred  Membership Interest,  and there  shall be no  adjustment  to the  Capital  Accounts  as a  result  of such transfer except as otherwise required under Treasury Regulation Section 1.704-1.
If the transfer causes a termination of the Company,  the Capital Account of the transferee and the other Members of the  terminated  Company shall carry over to the new Company that is formed as a result of the termination of the Company.

3.3  Return  of  Capital  Contribution.  No  Member  shall  have the right or be entitled to demand,  withdraw or receive any return of its Capital Contribution, except  as may be  otherwise  specifically  provided  herein.  In the  event  of circumstances requiring the return of any Capital Contribution,  no Member shall have the right or be entitled to demand, withdraw or receive property other than cash, except as may be otherwise specifically provided herein.

3.4 Lack of Transferability of Membership Interests.

(a) Except as otherwise  permitted by this Agreement and any Member's  Agreement executed by the Members,  during the term of this  Agreement,  no Member  shall, directly or indirectly,  voluntarily or involuntarily,  transfer,  sell, assign, pledge,  hypothecate,  give, encumber or otherwise dispose of all or any portion of its  Membership  Interest in the Company  without the express  prior  written consent  of the other  Members,  which may be denied  or  otherwise  delayed  or conditioned  in such  Members'  discretion.  Any  transfer in  violation of this
Section 3.4 shall be void.

     (b)  Each  Member   hereby  agrees  not  to  petition  any  court  for  the
          involuntary  dissolution  of the  Company  in the event that the other
          Members  refuse  to  approve  the  transfer  or other  disposition  of
          Membership Interests pursuant to Section 3.4(a) hereof.

3.5 Substituted Member.

     (a)  No  Assignee  shall  become a  Substituted  Member  or have any of the rights of a Member,  except  that an  Assignee  shall be  entitled  to receive  the  share  of Net  Profits  and  Net  Loss  of the  Company, distributions  of Available Cash Flow, and any other payments to which its  assigning  Member  would have been  entitled.  The  Assignee of a
          Member's Membership Interest,  or any portion thereof, may be admitted to the Company as a  Substituted  Member in the place and stead of, or together  with,  as the case may be, the Member  who has  assigned  or
          transferred   all  or  part  of  his  interest  in  the  Company  upon
          satisfaction of all of the following conditions:

     (i)  A duly executed and acknowledged written instrument of assignment must be filed with the Company.

     (ii) The  assignor  and the  Assignee  must  execute and deliver such other instruments as the non-assigning Members may deem reasonably necessary or desirable to effect such  admission,  including  acceptance  of and agreement  by the  Assignee  to be  bound  by the  provisions  of this
          Agreement.

     (iii)The  written  consent  of the  Majority  of  Members  (other  than the assigning  Member) to such  substitution,  the  granting  or denial of which shall be within the sole discretion of such Members.

     (iv) The  assignee  shall pay all  reasonable  expenses  and  counsel  fees incurred by the Company in connection with the transaction.

     (b)  After all of the  foregoing  conditions  have been  fulfilled  and the
          Assignee has been  admitted to the Company as a Member,  the Agreement shall be amended to reflect the Assignee's admission to the Company as a Member.

3.6 Obligations and Rights of Assignees.

     (a)  Any Person who acquires any Membership Interest (or any portion of any
          Membership Interest) in any manner whatsoever, irrespective of whether such  Person  has  accepted  and  adopted  in  writing  the  terms and provisions  of this  Agreement,  shall be deemed by the  acceptance of such Membership  Interest to have agreed to be subject to and bound by all of the terms,  conditions  and  obligations of this Agreement that any predecessor in interest of such Person was subject to or bound by, except  that no Person who is a  successor  to a  Member's  Membership
          Interest  shall  be  subject  to  or  liable  for  his   predecessor's
          obligations as a Member,  unless such successor shall agree thereto in writing.

     (b)  Any Person  acquiring any  Membership  Interest (or any portion of any
          Membership  Interest),  shall have only such rights as this  Agreement provides; and, without limiting the generality of the foregoing,  such
          Person shall not have any right to partition of the  Company's  assets or to have the value of his Membership Interest ascertained or receive the value of such Membership  Interest,  or, in lieu thereof,  profits attributable to any right in the Company, except as herein set forth.

     (c)  Notwithstanding  anything set forth in this Agreement to the contrary, an  Assignee  shall be  entitled  to  receive  only  the  share of Net
          Profits,  Net Loss and  Available  Cash Flow and the return of Capital
          Contributions  to  which  the  assigning  Member  otherwise  would  be entitled.  An  Assignee  shall  have no  right to  participate  in the management of the Company,  either directly or through the appointment of members to the Board of Managers or to vote on any matter  voted on by the Members.

     (d)  Obligations  of  Operating  Member in case of  termination.  Operating
          Members  (as  listed on  Exhibit  A) are  responsible  for  day-to-day operation,  planning,  and  execution of the Business Plan approved by the  Board of  Managers.  In the  event  that an  Operating  Member is terminated  without cause,  the Operating  Member shall be entitled to retain all Units of Membership  Interest that have been earned by such
          Operating  Member by providing the services  described on Exhibit A as the  Initial  Capital  Contribution  (with the amount of Units  earned calculated on a proportional  basis if only a portion of such services have been provided).  If an Operating  Member resigns or is terminated for cause prior to providing  all the services  described on Exhibit A as the Initial  Capital  Contribution of such Operating  Member,  such
          Units of  Membership  Interest  shall be forfeited  by such  Operating
          Member.  For purpose hereof,  cause shall mean an Operating  Member's:
          (i) willful  engagement in any misconduct in the performance of his or her duty that materially injures the Company;  (ii) performance of any act which ,if known to the customers of the Company  would  materially and adversely impact on the business of the Company;  or (iii) willful
          and  substantial   nonperformance  of  his  or  her  duties  and  such
          nonperformance continues more than ten (10) days after the Company has given written notice of such nonperformance.. If the Company sells all or substantially  all of its assets or enters into a Change of Control approved  by the Board of  Managers,  all  Operating  Members  will be deemed to have fully  earned  their  respective  Membership  Interests which interests were issued for services not yet rendered.

3.7  Preemptive  Rights of BCU. From the date hereof until August 16, 2007,  BCU shall have the following rights:

(a)  If the Board of Managers  determines that it is in the best interest of the
     Company  to raise  additional  capital  by  issuing  additional  Membership
     Interests ("Additional Membership Interests") for a cash consideration less than $0.26 per Unit,  then the  Company  will issue  Additional  Membership
     Interests to BCU,  without cost to BCU, in an amount necessary to allow BCU to  maintain  the same  percentage  ownership  of  issued  and  outstanding
     Membership  Interests,  calculated as if all Membership  Interests  awarded under the Option Plan had been fully  exercised  and are  outstanding  (the
     "Fully Diluted Membership  Interests"),  that BCU possessed before the sale of Additional Membership Interests to such third party.

(b)  If the Board of Managers  determines that it is in the best interest of the
     Company  to raise  additional  capital  by  issuing  Additional  Membership
     Interests for a cash consideration equal to or greater than $0.26 per Unit, the Board of Managers shall  determine the per Unit  consideration  for and the  number  of  Additional  Membership  Interests  to be issued in such an offering. Within five days after such determination,  the Board of Managers shall  notify  BCU of  (a)  its  right  to  purchase  a  percentage  of the
     Additional Membership Interests, for the per Unit consideration established by the Board of Managers,  equal to BCU's then-current percentage ownership of the Fully Diluted  Membership  Interests of the Company and (b) the time during  regular  business  hours on a regular  business  day within 15 days after  the  giving  of  such  notice  that a  meeting  will  be held at the principal executive office of the Company for the purpose of completing the sale of Additional  Membership  Interests.  At such meeting and conditioned upon the prior sale of the other Additional Membership Interests at the per unit price previously approved by the Board of Managers, BCU may deliver to the Company a certified  or bank check  payable to the Company in an amount equal  to the  purchase  price  for the  number  of  Additional  Membership
     Interests  BCU  desires to  purchase;  and the  Company  shall issue to BCU certificates representing Additional Membership Interests duly executed and free and clear of all adverse claims. Additional Membership Interests shall be subject in all respects to the provisions of this Agreement.

              ARTICLE 4 - PROFIT AND LOSS ALLOCATION; DISTRIBUTIONS

4.1 Profit and Loss Allocation.

(a)  All Net  Profits  and Net Loss of the  Company for any fiscal year or other applicable period,  determined in accordance with applicable  provisions of the Code and this  Agreement,  shall be  allocated  among  the  Members  in proportion to their Percentage Interests.

(b)  Depreciation  against all tangible  assets of the Company shall be included in the determination of Net Profits and Net Loss of the Company.

(c)  The profit or loss allocable to any Membership Interest  transferred during any year shall be allocated among the transferor and the transferee of that
     Membership  Interest  during  that  year in  proportion  to the  number  of calendar  days that each such  holder  was  recognized  as the owner of the
     Membership  Interest during the year, without regard to the date, amount or recipient of any distribution which may have been made with respect to such
     Membership Interest. However,  notwithstanding the preceding sentence, gain or loss from the  disposition  of any  assets of the  Company,  whether  at liquidation  or otherwise,  shall be allocated  only to those Members which own Membership  Interests on the date the event giving rise to such gain or loss occurs.

4.2.  Distributions.  The Company shall  distribute  Available  Cash Flow to the
Members as follows:

(a)  First, an amount of cash necessary to allow the Members to pay any federal, state and local  income  taxes  payable by each  Member  allocable  to such
     Member's share of the items of taxable income  allocable to such Member for such  fiscal year  assuming  (i) that such Member is required to pay income tax and (ii) that each Member is subject to the highest effective tax rates that could be  applicable  to it if it were an  individual  resident in the
     State of Michigan,  which amount shall be paid in four  installments  on or before the last day of March, May, August and December of each year; and

(b)  Second, in accordance with the Members' Percentage Interests, at such times and in such amounts as determined by the Board of Managers.

Except as  otherwise  provided  in this  Agreement,  no  holder of a  Membership
Interest  shall have  priority  over any other holder of a Membership  Interest, either as to the return of Capital  Contributions or as to Net Profits, Net Loss
or distributions under this Section 4.2.

4.3 Special Income Tax Allocations. During any fiscal period of the Company, the following provisions shall apply:

(a)  Qualified  Income  Offset.   If  any  Member   unexpectedly   receives  any
     adjustments,  allocation or distributions  described in clauses (4), (5) or
     (6) of  Treasury  Regulations  Section  1.704-1(b)(2)(ii)(d),  items of the
     Company's  income shall be specially  allocated to such Member in an amount and manner  sufficient to eliminate  the deficit in such  Member's  Capital
     Account  created  by such  adjustments,  allocations  or  distributions  as quickly as  possible.  This  Section  4.3(a) is  intended to  constitute  a
     "qualified  income  offset"  within  the  meaning of  Treasury  Regulations
     Section 1.704-1(b)(2)(ii)(d)(3).

(b)  In  accordance  with  Code  Section  704(c)  and the  Treasury  Regulations thereunder,  income, gain, loss, and deduction with respect to any property contributed to the capital of the Company  shall,  solely for tax purposes, be  allocated  among the  Members so as to take  account  of any  variation between  the  adjusted  basis of such  property  to the Company for federal income tax purposes and its initial  Gross Asset Value.  If the Gross Asset
     Value of a  Company  asset  is  adjusted  pursuant  to  clause  (ii) of the definition of Gross Asset Value,  subsequent  allocations of income,  gain, loss,  and deduction with respect to such asset for tax purposes shall take account  of any  variation  between  the  adjusted  basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as
     under  Code  Section  704(c)  and  the  Treasury  Regulations   thereunder.
     Allocations  pursuant  to this  Section  4.3(b) are solely for  purposes of federal, state, local and foreign taxes and shall not affect, or in any way be taken into account in computing,  any Member's  Capital Account or share of Net Profits and Net Loss or other items or distributions pursuant to any provision of this Agreement.

(c)  Allocation  Required by Applicable Law.  Notwithstanding  the provisions of this  Article IV, if the  applicable  provisions  of the Code and  Treasury
     Regulations require that any item of Net Income or Net Loss be allocated in a manner different than as provided in this Article IV, then the allocation shall be made in accordance with the applicable Code or Treasury Regulation provision to the extent, and only to the extent, so required.

                ARTICLE 5 - BOARD OF MANAGERS; MEMBERS; OFFICERS

5.1  Powers,   Responsibilities  and  Procedures.   The  authority,   power  and
responsibility  to manage the  operations  and affairs of the  Company  shall be vested in the Board of Managers and the Members,  respectively,  as specified in this Agreement and the Act.

5.2 Board of Managers.

(a)  Management.  The  business of the Company  shall be managed by or under the direction  of its Board of Managers.  Except as otherwise  provided in this
     Agreement,  the Board of Managers  shall have full and complete  authority, power and  discretion  to manage and  control  the  business,  affairs  and properties of the Company,  to make all decisions  regarding  those matters and to perform any and all other acts or  activities  customary or incident to the management of the Company's business.

(b)  Number,  Tenure and  Qualifications.  The Board of Managers shall initially have three (3) members, and shall be increased to five (5) members upon the investment by BCU exceeding  $5,000.00.  The number of members of the Board of Managers may be  increased or decreased  from time to time by a Majority of  Members,  provided  that the number of members of the Board of Managers shall not be less than three nor more than eleven. The names of the initial members of the Board of Managers, and the members who will take their seats on the expanded Board of Managers after BCU  consummates  its investment as described above, are set forth on Exhibit B attached hereto. Each member of the Board of Managers shall hold office until his successor shall have been elected and qualified. Managers shall be elected by the affirmative vote of a Majority  of  Members;  provided,  however,  that Kent  Bowen  shall be a permanent  member of the Board of  Managers  until the  earlier  of (a) his resignation  therefrom,  (b) his removal therefrom for cause by a vote of a majority of the Membership Interests, (c) his death or permanent disability that  prevents him from serving or (d) the issuance of all  authorized  but unissued Membership Interests of the Company pursuant to the Option Plan or to new investors in  transactions  approved by either the Board of Managers or the Compensation Committee of the Board of Managers;  provided, further, however,  that a  representative  of BCU shall be a permanent member of the
     Board of Managers so long as BCU continues to own any Membership  Interest.
     Managers need not be Members of the Company.

(c)  Meetings.  Meetings  of the  Board of  Managers  may be called by or at the request of the Chief Executive  Officer,  any Manager,  or any Member.  The
     place of the  meeting  shall be the  principal  place  of  business  of the
     Company in the State of  Michigan,  unless  otherwise  agreed by  unanimous consent of all Managers.  Managers  entitled to vote may participate in and hold a meeting by conference telephone or similar communications  equipment by means of which all Managers  participating  in the meeting can hear each other, and  participation  in such meeting shall constitute  attendance and presence in person at such meeting.

(d)  Notice.  Notice of any meeting of the Board of  Managers  shall be given at least three days previous  thereto by written notice to each Manager at his business  address.  If mailed,  such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid.  The  attendance  of a Manager at any meeting  shall  constitute a waiver of notice of such meeting except for a Manager who attends a meeting for the express  purpose of  objecting to the  transaction  of any business because  the  meeting  is not  lawfully  called or  convened.  Neither  the business to be transacted at nor the purpose of any meeting of the Board of
     Managers  need to be  specified  in the  notice or waiver of notice of such meeting.

(e)  Quorum.  A majority of the number of Managers fixed by this Agreement shall constitute a quorum for the  transaction  of business at any meeting of the
     Board of Managers,  provided that if less than a majority of such number of
     Managers are present at said meeting,  a majority of the number of Managers present may adjourn the meeting at any time without further notice.

(f)  Manner of Acting. The act of the majority of the number of Managers present at a meeting at which a quorum is present  shall be the act of the Board of
     Managers  unless the act of a greater number is required by this Agreement.
     Issuance  of  Membership  Interests  pursuant  to the Option Plan or to new investors, other than those already reflected on Exhibit A attached hereto, require the unanimous approval of the Board of Managers.

(g)  Managers Have No Exclusive Duty to Company. A Manager shall not be required to manage the Company as the Manager's sole and exclusive  function and the
     Manager  may have other  business  interests  and engage in  activities  in addition  to those  relating  to the  Company.  Neither the Company nor any
     Member  shall  have any  right,  by virtue of this  Agreement,  to share or participate  in such other  investments  or activities of the Manager or to the income or proceeds derived therefrom.

(h)  Informal Action by Managers.  The authority of the Board of Managers may be exercised  without a meeting if a consent  in  writing,  setting  forth the action  taken,  is signed by the minimum  number of Managers  that would be required to take such action at a meeting of the Board of Managers at which all of the Managers entitled to vote were present and voted. Written notice of any action  taken by consent of the Board of  Managers  pursuant to this
     Section  5.2(h)  shall be given to all members of the Board of Managers who did not participate in such consent within two days following the taking of such action.

(i)  Presumption of Assent. A Manager of the Company who is present at a meeting of the Board of  Managers at which  action on any  Company  matter is taken shall be conclusively  presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of the meeting or unless they shall file their written dissent to such action with the person acting as the  secretary of the meeting  before the  adjournment  thereof or shall forward such dissent by  registered  or certified  mail to the secretary of the Company immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Manager who voted in favor of such action.

(j)  Committees.  The Board of  Managers by  unanimous  action may create one or more  Committees  of two or  more  Managers  to  exercise  the  appropriate authority  of the Board of Managers.  A majority of such a Committee  shall constitute  a quorum for the  transaction  of  business  and the act of the majority  of the members of the  Committee  present at a meeting at which a quorum is  present  shall be the act of the  Committee  unless the act of a greater  number is required by this  Agreement.  A Committee  may  transact business  without a meeting by written  consent  of the  minimum  number of members of such  Committees that would be required to take such action at a meeting  of the  Committee  at which all of the  members  of the  Committee entitled to vote were present and voted. Written notice of any action taken by consent of the Committee  pursuant to this Section 5.2(j) shall be given to all members of the  Committee  who did not  participate  in such consent within  two days  following  the  taking  of such  action.  A  Compensation
     Committee is hereby  created to administer  the Option Plan of the Company, and the initial members of the Compensation Committee are Bryan Baker, Kent
     Bowen and Tom Rocca.  . (k)  Resignation.  Any  Manager of the  Company may
     resign at any time by giving written notice to the Company. The resignation of any Manager shall take effect upon receipt of Notice  thereof or at such later date  specified  in such  notice;  and,  unless  otherwise  specified therein,  the acceptance of such resignation shall not be necessary to make it effective.  The  resignation of a Manager who is also a Member shall not affect  the  Manager's  rights  as a Member  and  shall  not  constitute  a withdrawal of a Member.

(l)  Removal.  Except for the BCU elected  Manager,  all or any lesser number of
     Managers  may be  removed  with the  consent  of the  holders of 75% of the
     Membership  Interests.  The removal of a Manager who is also a Member shall not affect the  Manager's  rights as a Member  and shall not  constitute  a withdrawal of a Member.

(m)  Vacancies.  Any vacancy  occurring  on the Board of Managers  may be filled with the  consent of a Majority of Members.  Any  Manager's  position to be filled by reason of an increase  in the number of Managers  shall be filled by  election  at a meeting  of Members  called  for that  purpose or by the written  consent  of a Majority  of  Members.  A Manager  elected to fill a vacancy  shall be elected  for the  unexpired  term of his  predecessor  in office and shall hold office  until the  expiration  of such term and until his successor  shall be elected and  qualified or until his earlier  death, resignation or removal.  A Manager chosen to fill a position resulting from an increase in the number of Managers shall hold office until his successor shall be elected and qualified, or until his earlier death,  resignation or removal.

(n)  Salaries.  The salaries  and other  compensation  of the Managers  shall be fixed from time to time by an affirmative vote of a Majority of Members. By resolution of the Board of Managers,  the Managers may be paid expenses, if any, associated with their duties. No such payment previously  mentioned in this  section  shall  preclude  any Manager from serving the Company in any other capacity and receiving compensation therefor.

(o)  Waiver of Notice. When any notice is required to be given to any Manager, a waiver  thereof in writing  signed by the person  entitled to such  notice, whether before,  at, or after the time stated therein,  shall be equivalent to the giving of such notice.

5.3. Members.

(a)  Except as otherwise expressly permitted by this Agreement, no Member shall:
     (i)  apply  to  any  court  to  decree   termination,   dissolution  and/or
     liquidation  of the Company  claiming it is not  reasonably  practicable to carry on the  Company's  business in  conformity  with the  Certificate  of
     Formation of the Company and/or this Agreement;  or (ii) petition any court for the  involuntary  dissolution of the Company on the grounds of division or dissension of the Members.

(b)  The withdrawal or resignation of a Member without the consent of a Majority of Members  prior to the  dissolution,  liquidation  and  winding up of the
     Company as herein provided shall be wrongful.

(c)  Unless otherwise provided under this Agreement, all decisions to be made by the Members shall be made with the consent of a Majority of Members.

(d)  No Member shall be an agent of the Company for purposes of its business, or shall have any  authority  to bind the  Company,  except as such  authority shall be  expressly  delegated  to such Member by the other  Members or the
     Board of  Managers.  No Member  shall  incur any  expense  on behalf of the
     Company or otherwise  obligate or bind the Company  without first obtaining the written consent of the Board of Managers for such  expenditure or other obligation.

5.4 Meetings of Members.

(a)  Meetings  of the  Members  shall  be held at the  principal  office  of the
     Company,  unless some other  appropriate  and convenient  location shall be designated  for that  purpose from time to time by the vote of the Members;
     provided that the Members may  participate  in any such meeting by means of conference  telephone  or  similar  communications  equipment  pursuant  to paragraph (j) below.

(b)  An  annual  meeting  of the  Members  shall  be  held,  each  year,  on the anniversary of the date of this Agreement or such other time as the Members shall  determine.  If this day shall be a legal  holiday,  then the meeting shall be held on the next succeeding business day, at the same time. At the annual  meeting,  the Members shall appoint the Board of Managers and shall transact such other business as may be properly brought before the meeting.

(c)  Special meetings of the Members may be called by a Manager or a Majority of
     Members.  Notice of such special meeting shall be given not less than three days before the date of such meeting. The notice of meeting shall set forth the purposes of the meeting,  but any business,  including  business  other than that set forth in the notice may be conducted at the Special Meeting.

(d)  A Majority of Members,  represented in person or by proxy, shall constitute a quorum at any meeting of Members.  In the absence of a quorum at any such meeting,  a majority of the Members so represented  may adjourn the meeting from time to time for a period  not to exceed  sixty days  without  further notice.  However,  if the  adjournment  is for more than sixty days,  or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the  adjourned  meeting shall be given to each Member of record entitled  to vote at the  meeting.  At such  adjourned  meeting  at which a quorum shall be present or  represented,  any  business  may be  transacted which might have been transacted at the meeting as originally noticed.  The
     Members  present at a duly  organized  meeting  may  continue  to  transact business until  adjournment,  notwithstanding  the  withdrawal  during such meeting of that number of  Percentage  Interests  whose absence would cause loss of a quorum.

(e)  If a quorum is present, the affirmative vote of a Majority of Members shall be the act of the  Members,  unless this  Agreement  requires the vote of a different proportion of Members to approve certain matters.

(f)  Notice of  meetings  shall be given to the Members in writing not less than three days before the date of the meeting.  Notices for regular and special meetings  shall be given  personally or by mail,  and shall be sent to each
     Member's last known address  appearing on the books of the Company.  Notice of any meeting of Members shall specify the place,  the day and the hour of the meeting,  and, in case of a special meeting,  the general nature of the business  to be  transacted,  or, in the case of an annual  meeting,  those matters  which at that time are known will be  presented  for action by the
     Members.

(g)  The actions that are taken at a meeting of Members  which was not called or noticed  pursuant to the  provisions of paragraph (c) or (d) above shall be valid as though  transacted  at a meeting duly held after  regular call and notice, if all of the Members are present.

(h)  Any action  which may be taken at any annual or special  meeting of Members may be taken  without a meeting  and without  prior  notice if a consent in writing,  setting  forth the  action so taken,  is signed by the  holder or holders of not less than the  minimum  Percentage  Interests  that would be necessary  to take such  action at a meeting  at which the  holders  of all
     Percentage  Interests entitled to vote on the action were present and voted and such consent is delivered to the Company.  Delivery shall be by hand or certified or registered mail, return receipt requested. A telegram,  telex,
     cablegram  or  similar   transmission  by  a  Member,  or  a  photographic,
     photostatic,  facsimile or similar  reproduction  of a writing  signed by a
     Member,  shall be  regarded  as signed by the  Member  for  purpose of this
     Section.  Within two business days after receiving the consent provided for in this  Section,  the Company  shall  deliver a copy of such  consent or a notice  describing  the action  taken in such  consent to all  Members  not signing the consent.

(i)  A Member may vote  either in person or by proxy  executed in writing by the
     Member.  A telegram,  telex or similar  transmission  by the  Member,  or a photographic,  photostatic,  facsimile or similar reproduction of a writing executed by the  Member,  shall be treated as an  execution  in writing for purposes of this Section 5.4.  Proxies for use at any meeting of Members or in  connection  with the taking of any action by written  consent  shall be filed with the Company before or at the time of the meeting or execution of the  written  consent,  as the case may be. No proxy  shall be valid  after eleven months from the date of its execution unless  otherwise  provided in the proxy. A proxy shall be revocable  unless the proxy form  conspicuously states that the proxy is irrevocable  and that the proxy is coupled with an interest.  Should a proxy  designate two or more persons to act as proxies, unless that  instrument  shall provide to the contrary,  a majority of such persons  present at any meeting at which their powers  thereunder are to be exercised  shall have and may  exercise  all the powers of voting or giving consents thereby conferred; or if only one be present, then such powers may be exercised  by that one;  or, if an even number  attend and a majority do not agree on any  particular  issue,  the Company  shall not be required to recognize  such  proxy  with  respect  to such issue if such proxy does not specify how the Membership Interest that is the subject of such proxy is to be voted with respect to such issue.

(j)  Members  entitled  to  vote  may  participate  in  and  hold a  meeting  by conference telephone or similar communications  equipment by means of which all  Members  participating  in  the  meeting  can  hear  each  other,  and participation in such meeting shall  constitute  attendance and presence in person at such meeting.

(k)  When any notice is required to be given to any Member,  a waiver thereof in writing signed by the person entitled to such notice,  whether before,  at, or after the time stated therein, shall be equivalent to the giving of such notice.

5.5 Matters Requiring  Approval of the Members.  In addition to those actions or decisions requiring approval of the Members pursuant to other provisions of this
Agreement,  the following actions shall require the approval of the Members,  in addition to approval of the Board of Managers:

(a)  the incurrence of the Company of any  indebtedness in excess of $500,000 or the making or guaranteeing of loans to any Member;

(b)  the sale, lease or other disposition of all or a substantial portion of the assets of the Company;

(c)  the  acquisition  by the Company of any assets for an amount  greater  than
     $500,000 in any single transaction;

(d)  the redemption or repurchase of any Membership Interests;

(e)  a liquidation of the Company,  or a merger or  consolidation of the Company with another business or entity;

(g)  the  assignment of the property of the Company in trust for creditors or on the assignee's promise to pay the debts of the Company;

(h)  the disposition of the goodwill of the business of the Company;

(i)  the confession of a judgment on behalf of the Company; or

(j)  such other  actions as may from time to time  unanimously  be designated by the Members as requiring the prior written approval of the Members.

5.6 Independent  Activities.  The Members may,  notwithstanding  this Agreement, engage in whatever  activities they choose,  so long as these activities are not competitive  with the Company or  otherwise,  without  having or  incurring  any obligation to offer any interest in such activities to the Company or any Member
Neither this Agreement nor any activity undertaken pursuant hereto shall prevent any Member from engaging in such activities, or require any Member to permit the
Company or any Member to participate in any such  activities,  and as a material part of the  consideration  for the execution of this  Agreement by each Member, each Member hereby waives,  relinquishes,  and renounces any such right or claim of participation.

5.7 Officers.

(a)  Number.  The officers of the Company,  if any,  shall be a Chief  Executive
     Officer, a Vice President, a Chief Financial Officer (hereinafter "CFO"), a
     Secretary,  and such other  officers as may be elected or  appointed by the
     Board of Managers. Any two or more offices may be held by the same person.

(b)  Election and Term of Office.  The officers of the Company  shall be elected by a majority  of the Board of  Managers  at a duly  called  meeting of the
     Board of  Managers.  Vacancies  may be filled or new  offices  created  and filled at any meeting of the Board of  Managers.  Each  officer  shall hold office until his successor  shall have been duly elected and shall qualify, or until such officer shall resign or shall have been removed in the manner hereinafter  provided.  Election of any officer  shall not of itself create contract rights.

(c)  Removal.  Any officer  elected or appointed by the Board of Managers may be removed by the Board of Managers  whenever in the Board's judgment the best interest of the Company would be served thereby,  but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

(d)  The  Chief  Executive  Officer.  The  Chief  Executive  Officer  shall be a
     Manager,  and shall preside at all meetings of the Members and the Board of
     Managers,  provided he is present  throughout.  The Chief Executive Officer shall be the  principal  executive  officer of the Company.  Subject to the direction and control of the Board of Managers, the Chief Executive Officer
     shall be in charge of the  business  of the  Company;  the Chief  Executive
     Officer  shall  see that the  resolutions  and  directions  of the Board of
     Managers  are carried into effect  except in those  instances in which that responsibility  is specifically  assigned to some other person by the Board of Managers;  and, in general,  the Chief Executive Officer shall discharge all duties incident to the office of Chief Executive Officer and such other duties as may be prescribed by the Board of Managers from time to time.

(e)  The Vice-President. The vice-president (or in the event there shall be more than one  vice-president,  each of the  vice-presidents)  shall  assist the
     Chief  Executive  Officer  in the  discharge  of his  duties  as the  Chief
     Executive  Officer may direct and shall  perform  such other duties as from time to time may be assigned to them by the Chief  Executive  Officer or by the Board of Managers.  In the absence of the Chief Executive Officer or in the event of his inability or refusal to act, the vice-president (or in the event there be more than one  vice-president,  the  vice-presidents  in the order  designated  by the  Board of  Managers,  or by the  Chief  Executive
     Officer if the Board of Managers  have not made such a  designation,  or in the absence of any designation, then in the order of seniority of tenure as vice-president)  shall perform the duties of the Chief  Executive  Officer, and when so  acting,  shall  have the  powers of and be  subject to all the restrictions upon the Chief Executive Officer.

(f)  Document  Execution.  Except in those  instances in which the  authority to execute is expressly  delegated to another  officer or agent of the Company or a different  mode of execution is expressly  prescribed  by the Board of
     Managers  or  this  Agreement,   the  Chief   Executive   Officer  and  the
     vice-president (or each of them if there are more than one) may execute for the Company any contracts,  deeds,  mortgages,  bonds or other  instruments which  the  Board of  Managers  have  authorized  to be  executed,  and may accomplish such execution  either  individually or with the secretary,  any assistant  secretary,  or any  other  officer  authorized  by the  Board of
     Managers.

(g)  The Chief Financial Officer.  The CFO shall be the principal accounting and financial officer of the Company.  The CFO shall: (i) have charge of and be responsible  for the  maintenance  of  adequate  books of  account  for the
     Company;  (ii) have charge and custody of all funds and  securities  of the
     Company,  and be responsible  therefor and for the receipt and disbursement thereof; and (iii) perform all the duties incident to the office of CFO and such other  duties as from time to time may be assigned to him by the Chief
     Executive  Officer or the Board of  Managers.  If  required by the Board of
     Managers,  the CFO  shall  give a bond for the  faithful  discharge  of his duties  in such  sum and with  such  surety  or  sureties  as the  Board of
     Managers may determine.

(h)  The Secretary.  The secretary  shall: (i) record the minutes of the Members and of the Board of  Managers  meetings in one or more books  provided  for that purpose;  (ii) see that all notices are duly given in accordance  with the  provisions of the Agreement or as required by law;  (iii) be custodian of the Company records;  (iv) keep a register of the post-office address of each Member which shall be furnished to the secretary by such Member;  (iv)
     sign with the Chief Executive  Officer,  or a vice-president,  or any other officer  thereunto  authorized  by the Board of Managers,  certificates  of
     Membership Interest of the Company,  and any contracts,  deeds,  mortgages, bonds, or other  instruments which the Board of Managers have authorized to be executed,  (vi) have authority to certify the resolutions of the Members and Board of Managers and committees  thereof,  and other  documents of the
     Company as true and correct  copies  thereof,  and (vii) perform all duties incident to the office of  secretary  and such other duties as from time to time may be assigned to the secretary,  by the Chief  Executive  Officer or the Board of Managers.

(i)  Assistant  Treasurers and Assistant  Secretaries.  The assistant treasurers and assistant secretaries shall perform such duties as shall be assigned to them by the  treasurer  or the  secretary,  respectively,  or by the  Chief
     Executive Officer or the Board of Managers.  The assistant  secretaries may sign with the Chief  Executive  Officer or a  vice-president,  or any other officer thereunto  authorized by the Board of Managers,  contracts,  deeds, mortgages,  bonds, or other  instruments.  The assistant  treasurers  shall respectively,  if  required  by the Board of  Managers,  give bonds for the faithful  discharge of their duties in such sums and with such  sureties as the Board of Managers shall determine.

(j)  Salaries. The salaries of the officers, if any, shall be fixed from time to time by the  Board of  Managers  and no  officer  shall be  prevented  from receiving  such  salary by reason  of the fact that the  officer  is also a
     Manager or Member of the Company.

               ARTICLE 6 - LIABILITY, EXPENSES AND INDEMNIFICATION

6.1 Liability of Members. No Member shall be liable,  responsible or accountable in damages or  otherwise to the Company or any other Member for any action taken or  failure  to act on  behalf of the  Company  within  the  scope of  authority conferred  upon such  Member,  unless such action or omission  was  performed or omitted  fraudulently  or in  bad  faith,  or  constituted  wanton  and  willful misconduct or gross negligence or recklessness,  or was in violation of the Act.
No Member  shall be liable for the debts,  liabilities,  contracts  or any other obligations of the Company beyond that Member's Capital Contribution.  No Member shall have any personal liability for the repayment of the Capital  Contribution of any other Member.  Any obligation of a Member to return or repay funds to the
Company  hereunder or under the Act shall be the  obligation  of such Member and not of the remaining  Members,  and such  obligation to return or repay funds to the  Company  shall not exceed the  amounts,  if any,  required by the Act to be repaid or returned. Upon dissolution and termination of the Company, the Members shall not be obligated to contribute to the Company any amount of any deficit in their Capital Accounts.

6.2  Liability  of the  Company's  Board of Managers,  Officers and Agents.  The
members of the  Company's  Board of  Managers,  the  Company's  officers and the
Company's  other  agents  shall not be liable,  responsible  or  accountable  in damages or  otherwise  to the  Company  or any  Member  for any action  taken or failure to act on behalf of the Company within the scope of authority  conferred upon them, unless such action or omission was performed or omitted  fraudulently or in  bad  faith,  or  constituted  wanton  and  willful  misconduct  or  gross negligence or recklessness, or was in violation of the Act.

6.3 Indemnification of Members,  Members of the Board of Managers,  Officers and
Agents.  The Company and its successors and assigns shall indemnify the Members, the  members of the Board of  Managers,  the  Company's  officers  and the other agents of the Company (collectively, the "Indemnified Parties") from and against any losses, claims, demands, costs, damages, liabilities, expenses of any nature
(including  reasonable  attorneys' fees and  disbursements),  judgments,  fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal,  administrative or investigative, in which the Indemnified Party was involved or may be involved, or threatened to be  involved,  as a party or  otherwise,  arising  out of or  incidental  to the business  of the  Company.  The  indemnification  shall  continue as to a Person who/that has ceased to be a Member, member of the Board of Managers,  officer or agent of the  Company,  and shall inure to the benefit of the heirs,  successors and/or personal  representatives  of such former Member,  member of the Board of
Managers, officer or agent.

6.4 Advance Payment of Expenses.  The Company shall pay expenses  incurred by an
Indemnified Party in defending a civil or criminal action, suit or proceeding as they are  incurred in advance of the final  disposition  of the action,  suit or proceeding,  if it receives an  undertaking  by or on behalf of the  Indemnified
Party to repay any portion of amounts  advanced  under this Section in excess of the amount ultimately determined to be payable by the Company to the Indemnified
Party under Section 6.3 above.  This provision  shall not affect any other right of any Person for  advancement  of expenses  under any other  provision  of this
Agreement, any other agreement, or otherwise by law.

6.5 No Member  Liability.  Any  indemnification  under  this  Article 6 shall be satisfied solely out of the assets of the Company. No Member shall be subject to personal  liability or required to fund or to cause to be funded any  obligation by reason of these indemnification provisions.

                  ARTICLE 7 - TITLE TO PROPERTY, BANK ACCOUNTS,
                     FISCAL YEAR, REPORTING AND TAX RETURNS

7.1 Title to Property:  Bank Accounts. All property of the Company shall be held in the name of the Company.  Funds of the Company shall be deposited in the name of the Company in such bank  account or accounts as shall be  designated  by the
Board of Managers.  All checks, drafts and other orders for the payment of money issued in the name of the Company shall be signed by a designated  member of the
Board of  Managers,  or such other  Persons as shall be directed by the Board of
Managers.

7.2 Fiscal Year. The fiscal year of the Company shall begin on January 1 and end on December 31.

7.3 Annual Reports. As soon as available,  and in any event within 90 days after the end of each  fiscal  year of the  Company,  the  Company  shall  cause to be furnished to each Member  statements of income,  retained earnings and cash flow of the Company for such year,  and a balance  sheet of the Company as of the end of such year,  setting forth in each case, in  comparative  form,  corresponding figures for the preceding  fiscal year,  all in reasonable  detail,  prepared in accordance  with  generally  accepted  accounting  principles  in  all  material respects,  reasonably  satisfactory in scope to the Members and certified by the
Board of Managers.

7.4 Notice of Proceedings. As soon as practicable and in any event within thirty days  after  receipt  of  written  notice of any  material  litigation  or other proceeding  against the Company or its  property,  the Company  shall furnish to each  Member  written  notice of the  nature and  extent of such  litigation  or proceeding.

7.5 Member Access to Records. Each Member, and any Person who is designated by a
Member  and  who  has  agreed  in  writing  to  be  subject  to  confidentiality obligations acceptable to the Board of Managers, shall have the right, from time to time hereafter during normal business hours, following notice to the Board of
Managers, and to inspect,  audit, check and make copies of and extracts from the
Company's  books  and  records  relating  to the  Company's  business  or to any transactions between the parties hereto;  provided,  however,  that all expenses related thereto shall be paid by such requesting/inspecting Member.

7.6 Tax Returns and Elections. The Company shall cause to be prepared and timely filed all tax returns and  schedules  required to be filed by the  Company,  and shall  furnish to the Members a Schedule K-1 and any  additional  or  substitute forms or schedules  required to enable each Member to timely file such  Member's
Federal  income tax return for each  taxable  year (or  portion  thereof) of the
Company in which such Member  holds a  Membership  Interest,  and shall make all necessary or  appropriate  tax elections,  including,  without  limitation,  any election  under Code  Section  754 and  related  provisions,  which  shall be of benefit  to any of the  Members;  provided  that any  Member  for which  such an election is made agrees to pay the annual costs to the Company  attributable  to such an election.

7.7 Tax Matters Member.  Pursuant to Code Section 6231,  Maureen Burke is hereby designated  as the Tax Matters  Member of the  Company.  The Tax Matters  Member
shall  represent the Company (at the Company's  expense) in connection  with all examinations of the Company's  affairs by tax authorities,  including  resulting judicial  and  administrative  proceedings,  and to  expend  Company  funds  for professional  services and costs  associated  therewith.  The Tax Matters Member shall,  within five days of receipt thereof,  forward to each Member a photocopy of any notices  received from the Internal  Revenue Service and any other income tax  authority  relating to the Company and shall seek the advice and counsel of the Members  with respect  thereto.  The Tax Matters  Member  shall  oversee the
Company's tax affairs in the overall best interests of the Company and shall act strictly in accordance with the advice and counsel  provided to such Tax Matters
Member by such other Members.  The Company shall be treated as a partnership for
federal  income  tax  purposes.   The  Members  are  aware  of  the  income  tax
consequences  of the  allocations  made by this Agreement and hereby agree to be bound by the  provisions  of this  Agreement  in  reporting  their shares of Net
Profits and Net Loss for income tax purposes.

           ARTICLE 8 - TERM OF THE COMPANY; TERMINATION OF THE COMPANY

8.1 Term. Unless the Company is earlier  terminated as provided in Sections 8.2, the Company shall continue in perpetuity.  The Members may, however,  amend this
Agreement to change the date of termination  to a date  determined by a Majority of Members.

8.2  Events of  Termination.  The  Company  shall  terminate  (except  for those provisions  of this  Agreement  governing  the  authority,  rights,  duties  and obligations  of the  Members  and the  members of the Board of  Managers  of the
Company to the extent  necessary for them to conduct an orderly  liquidation and winding up of the Company in  accordance  with the terms of this  Agreement  and except for Article 6 of this Agreement),  and the dissolution of the Company and the  liquidation of the assets of the Company shall occur only upon the earliest to occur of the  written  agreement  of a Majority  of Members to  dissolve  the
Company.

If a  Member  who is an  individual  dies or a court of  competent  jurisdiction adjudges  him to be  incompetent  to  manage  his  person or his  property,  the
Member's  executor,   administrator,   guardian,  conservator,  or  other  legal
representative  may  exercise  all of the  Member's  rights  for the  purpose of sealing his estate or  administering  his property.  A Member shall not take any voluntary  action which  directly  causes a termination  of the Company.  Unless otherwise  approved by a Majority of Members, a Member who resigns (a "Resigning
Member") or whose  Membership  Interest is  otherwise  terminated,  shall not be entitled to receive any distributions in excess of those  distributions to which such Member would have been entitled had such Member  remained a Member.  Except as otherwise  expressly  provided herein,  a Resigning Member shall  immediately become and be treated  for all  purposes as an  Assignee.  Damages for breach of this Section 8.2 shall be monetary damages only (and not specific  performance), and such damages may be offset against distributions by the Company to which the
Resigning Member would otherwise be entitled.

8.3 Liquidation  and Winding Up. Upon the dissolution of the Company,  the Board of Managers shall carry out the  liquidation and winding up of the Company in an orderly manner;  provided,  however, that the Board of Managers may determine to distribute  any  assets  to the  Members  in  kind;  provided,  however,  that a reasonable  time shall be allowed for the orderly  liquidation  of the assets of the Company and the satisfaction of liabilities to creditors so as to enable the
Board of Managers to minimize the normal losses  attendant  upon a  liquidation;
and provided  that the Board of Managers may  establish  Reserves in  connection with such liquidation  process,  which Reserves shall be paid to the appropriate
Persons or, if not otherwise paid,  shall be distributed in accordance with this
Section 8.3. The Members shall continue to share Net Profits and Net Loss during liquidation in the same proportions, as specified herein, as before liquidation.
The proceeds of liquidation and any remaining assets shall be distributed in the following order and priority:

(a)  first, to creditors of the Company,  including  Members who have made loans to the Company,  to the extent otherwise  permitted by law, in satisfaction of the liabilities of the Company;

(b)  second,  to the Members pro rata in accordance with their positive  Capital
     Account balances,  after giving effect to all contributions,  distributions and allocations for all periods,  until the Capital Accounts of all Members are reduced to zero; and

(c)  the  remainder,   to  the  Members  in  accordance  with  their  Percentage
     Interests.

The foregoing distribution priorities are intended to comply with the applicable provisions of Treasury Regulation  ss.1.704-1(b) and to the extent that there is a failure  to so  comply,  the  applicable  provisions  of  Treasury  Regulation
ss.1.704-1(b) shall control the distributions described under this Section 8.3.

8.4  Termination.  The  Company  shall  terminate  when all of the assets of the
Company,  after  payment  of or due  provision  for all debts,  liabilities  and obligations  of the Company,  shall have been  distributed to the Members in the manner  provided for in this Article 8 and a Certificate  of  Dissolution  shall have been filed in the manner required by the Act.

8.5 Claims of Members.  Upon dissolution of the Company,  the Members and former
Members  shall  look  solely to the  Company's  assets  for the  return of their capital contributions,  and if the assets of the Company remaining after payment of or due provision for all debts,  liabilities  and  obligations of the Company are  insufficient to return such capital  contributions,  the Members and former
Members  shall have no recourse  against the  Company or any other  Member,  and notwithstanding  anything  to the  contrary  contained  in this  Agreement,  and notwithstanding  any custom or rule of law to the  contrary,  no Member shall be obligated  to  contribute  any amount of any  deficit in such  Member's  Capital
Account.

                        ARTICLE 9 - ADDITIONAL COVENANTS

9.1 Joint Covenants. The Parties hereby covenant with each other as follows:

(a)  Each Party shall take all actions  required of such Party by the provisions of this Agreement.

(b)  Each Party shall  advise the other  Parties  promptly  if any event  should occur  which would  prevent  the  fulfillment  of any  conditions  upon the obligation of any Party to consummate the transactions contemplated by this
     Agreement,  or if any event should occur or has occurred which would or did constitute  a breach of any  representation,  warranty  or  covenant  of an
     Party. The Parties shall use their commercially  reasonable best efforts to correct the event as expeditiously as possible.

9.2  Confidentiality.  Each Party  agrees that (a) he will  receive and hold all
Proprietary  Information in the strictest confidence,  (b) he will safeguard all
Proprietary  Information,  and (c) he will not disclose or permit the disclosure of Proprietary Information to any Person other than pursuant to a valid business purpose of the Company;  provided,  however,  that these  restrictions shall not apply to information which (i) is publicly  available through no wrongful act of the Party;  or (ii) is  disclosed  pursuant  to valid legal  process,  provided, however,  that the  Party  shall  provide  the  Company  with not less  than ten business days prior written notice before such  disclosure  may occur,  and such disclosure  shall  be  limited  to  the  information  expressly  required  to be disclosed.  Upon  termination of an Party's  association  with the Company,  the
Party will return to the Company all  documents or other  materials  held by the
Party  which  contain  Proprietary  Information  without  retaining  any copies, excerpts or extracts therefrom.

9.3  Location  of  Corporate  Headquarters.   The  Company  shall  relocate  its
headquarters and principal  administrative  office to Battle Creek,  Michigan by
March 1, 2001.

9.4. Flip Protection. If the Company exercises a Company Call Option at any time within 365 days before all or  substantially  all the  Membership  Interests  or assets of the Company are sold to a third party,  then the Company  shall either pay, or cause such third party to pay, to BCU the difference between (a) the per
Unit price BCU received from the Company for the Membership  Interests  acquired pursuant to that  particular  Company Call Option and (b) the per Unit price the third party is paying for all or substantially  all the Membership  Interests or the  per  Unit  price  the  Members  have  or will  receive  for  sale of all or substantially all of the assets of the Company.

9.5.  Legal Fees.  The Company will pay the legal fees and costs incurred by BCU in connection with the execution of this Agreement and its equity  investment in the Company incurred on or prior to February 13, 2001.

             ARTICLE 10 - REPRESENTATIONS AND WARRANTIES OF PARTIES

10.1  Authority.  Each Party hereby  represents  and  warrants,  each on his own behalf only that the execution and delivery by such Party of this  Agreement and
all  related  agreements  and  the  performance  of  such  Party's   obligations
hereunder:  (a) are within such Party's power;  (b) are not in  contravention of the terms of any  indenture,  agreement or  undertaking to which such Party is a party or by which such Party or any of his property is bound;  (c) do not, as of the date of execution hereof,  require the consent,  registration or approval of or with any Person;  and (d) do not  contravene any  contractual  restriction or restriction  of any  governmental  authority  binding  upon such  Party,  or any statute,  regulation,  judgment,  order, writ,  decree, or injunction  currently applicable to such Party. This Agreement is a duly authorized, valid and binding agreement of such Party  enforceable  against him in accordance  with its terms, subject as to enforcement  to  bankruptcy,  insolvency and other laws of general applicability  relating  to  or  affecting  creditors'  rights  and  to  general equitable principles.

                   ARTICLE 11 - AMENDMENT; ADDITIONAL MEMBERS

11.1 Amendments. Amendments to this Agreement may be proposed by any Member from time to time.  Any  proposed  amendment  to this  Agreement  will be adopted and effective  only if: (a) it is  approved  in writing by the holders of 75% of the
Interests  and (b) for so long as BCU is a Member,  it is approved in writing by
BCU.

11.2 Additional Members.  Subject to the terms and conditions of this Agreement, any Person or Entity may become a Member  either by the  issuance by the Company of Membership  Interests for such  consideration  as the Board of Managers shall determine,  or as a transferee of a Member's  Membership Interest or any portion thereof.  No new  Members  shall be entitled to any  retroactive  allocation  of losses,  income or expense deductions  incurred by the Company.  Notwithstanding any other provisions herein to the contrary,  the addition of a Member shall not constitute an amendment of this Agreement for which Member approval is required.

                      ARTICLE 12 - MISCELLANEOUS PROVISIONS

12.1 Notices.  Any notice or writing required or desired to be served,  given or delivered  hereunder  shall be in  writing  and shall be given in  person,  by a reputable courier or delivery service with expenses of delivery  prepaid,  or by first-class  certified or registered mail,  return receipt requested and postage prepaid, and shall become effective:  (a) on delivery, if delivered in person or by courier or  delivery  service;  or (b) on the  earlier of  delivery  or three business days after  deposited in the mails,  if deposited in the mails,  all of which  shall be  properly  addressed  to the party to be  notified.  Notices  or writings to be delivered  to the Parties  shall be sent to the address set forth on Exhibit A hereto for such  Party,  or to such other  address as a Party shall have  designated by written notice to the other Parties in accordance  with this
Section 12.1.

12.2 Relationship of the Parties/No Partnership Intended For Non-Tax Purposes.

(a)  The  Parties  have formed the Company  under the Act and  expressly  do not intend  hereby  to form a  partnership.  None of the  Parties  intend to be partners of the other Parties hereto, or partners as to any third party. To the extent any Party, by word or action,  represents to another Person that any other  Party is a partner or that the  Company is a  partnership  other than solely for federal or state income tax purposes, the Party making such wrongful  representation  shall be liable to any other Party  which  incurs personal liability or expense by reason of such wrongful representation.

(b)  Except as otherwise expressly set forth in this Agreement, no Party has any authority or right to assume or create any  obligation  or liability of any nature,  express or implied, in the name of or on behalf of any other Party or the Company.

12.3 Assignability.  Subject to Article 3 above,  neither this Agreement nor any of the benefits or rights hereunder shall directly or indirectly,  in any manner whatsoever or by operation of law, be assigned, transferred,  divided, shared or sublicensed by any Party to any other Person.

12.4 Construction of Agreement. This Agreement will be construed and enforced in accordance with the internal laws of the State of Delaware,  without application of the conflict of laws provisions thereof.

12.5 Severability. In the event any provision of this Agreement shall be held to be invalid,  illegal or  unenforceable  in any  respect by a court,  arbitration
tribunal  or  administrative  body  of  competent  jurisdiction,   then,  unless
otherwise agreed,  this Agreement shall continue in full force and effect except for such  provision,  which shall be deemed to be excised from this Agreement ab initio.  In such event,  the Parties agree to use their best efforts to agree on substitute  provisions  which  will  achieve as  closely  as  possible  the same economic  effects  for the  Parties as the invalid  provision(s)  without  being invalid under applicable law.

12.6  Entire  Agreement.  This  Agreement  represents  the entire  understanding between the Parties with respect to the subject matter hereof and supersedes all other  agreements,  whether  written or oral, with respect to the subject matter hereof.

12.7 No Waiver. The failure of any Party to enforce this Agreement, to object to the failure on the part of any other Party to perform any term or  condition  of this Agreement,  or to require the performance by any other Party of any term or condition of this  Agreement,  or any delay in doing so, shall not  constitute a waiver thereof.

12.8  Exhibits.  The Exhibits  hereto are an integral part of this Agreement and all references herein to this Agreement shall encompass such Exhibits.

12.9 Counterparts.  This Agreement may be executed  simultaneously in any number of  counterparts,  each of which shall be deemed an  original,  but all of which together shall constitute one and the same instrument.

12.10 Headings. The inserted headings are for convenience only and should not be used to construe or interpret this Agreement.

12.11 Pronouns and Plurals.  Whenever the context may require,  any pronoun used in this Agreement shall include the corresponding masculine, feminine and neuter forms,  and the singular  form of nouns,  pronouns  and verbs shall  include the plural and vice versa.

12.12 Further Documents and Actions. Each of the Parties will, at the reasonable request of the other Parties  hereto,  execute and deliver to such other Parties all such further instruments,  assignments,  assurances and other documents, and take such further  actions,  as such other  Parties may  reasonably  request and which are necessary for the  consummation  of the  transactions  contemplated by this  Agreement,  provided that the duties,  obligations  and liabilities of the
Parties  executing and delivering such instruments,  assignments,  assurances or other documents thereunder shall be consistent with the terms of this Agreement.

12.13  Membership  Interests Not Registered.  The Parties  acknowledge  that the
Membership  Interests have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state, and thus may not be offered for sale or transfer or otherwise disposed of unless registered under the Securities
Act of 1933,  as  amended,  or the  securities  laws of any state,  or unless an exemption from such registration is available.

12.14 Partition. The Parties agree that the property that the Company may own or have an interest in is not suitable for  partition.  Each of the Parties  hereby irrevocably  waives any and all rights that it may have to  maintain  any action for partition of any property the Company may at any time have an interest in.

12.15  Creditors.  None of the  provisions  of this  Agreement  shall be for the benefit of or enforceable by any creditors of the Company.

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first set forth above.

          EQTIMA, LLC

          By:  _________________________________

          MEMBERS: ( * = options on membership only )

          /s/Bryan Baker
          --------------
          Bryan Baker

          /s/ Sandy Biggam
          -----------------
          Sandy Biggam

          /s/Chuck Heindel
          ----------------
          Chuck Heindel

          /s/Jim Hall
          -----------
          Jim Hall

          /s/Thorsten Belicke
          --------------------
          Thorsten Belicke  *

          /s/ Joel Taylor
          -----------------
          Joel Taylor  *

          /s/Brad Taylor
          ----------------
          Brad Taylor

          /s/Kimberly Polak
          -----------------
          Kimberly Polak  *

          /s/ Tom Walsh
          -------------
          Tom Walsh

          /s/Tom Rocca
          -------------
          Tom Rocca

          /s/Phillip Sampson
          ------------------
          Philip Sampson

          Kent Bowen  -  resigned
          James Ryan  -  resigned

          BATTLE CREEK UNLIMITED, INC.

          By:     /s/Bill Eichstaedt
          Name:   Bill Eichstaedt
          Its:        ________________________________

                                    EXHIBIT A

           PERCENTAGES INTERESTS; INITIAL CAPITAL CONTRIBUTIONS; UNITS

                    Shares Held                           Total After
Member                 Today          %       Options        Options        %

Bryan Baker          2,510,231       40.20%         0      2,510,231      25.10%
Sandy Biggam           420,000        6.73%         0        420,000       4.20%
Chuck Heindel          215,385        3.45%   496,000        711,385       7.11%
Jim Hall               215,385        3.45%   409,000        624,385       6.24%
Bob Netzel*             25,000        0.40%         0         25,000       0.25%
Peter Balenger*         25,000        0.40%         0         25,000       0.25%
Philip Samson           15,385        0.25%   500,000        515,385       5.15%
Kent Bowen           1,376,923       22.05%         0      1,376,923      13.77%
Tom Walsh                1,923        0.03%   100,000        101,923       1.02%
Tom Rocca              146,154        2.34%         0        146,154       1.46%
Brad Taylor                  0        0.00%   100,000        100,000       1.00%
BCU                  1,192,308       19.10%         0      1,192,308      11.92%
Joel Taylor                  0        0.00%   100,000        100,000       1.00%
Thorsten Belicke             0        0.00%   100,000        100,000       1.00%
Kimberly Polak               0        0.00%    10,000         10,000       0.10%
James Ryan             100,000        1.60%         0        100,000       1.00%

Comitted             6,243,694         N/A  1,815,000      8,058,694      80.59%
Authorized
Interests
                     ---------       -----  ---------     ----------      ------
                     3,756,306              1,941,306     10,000,000       100%
                     ---------       -----  ---------     ----------      ------

*  no longer an employee

Kent Bowen  -  resigned
James Ryan  -  resigned

                                    EXHIBIT B

                                BOARD OF MANAGERS

Bryan Baker
Kent Bowen  *
Tom Rocca
William Eichstaedt
James Ryan (Corporate Counsel)  *

*  -  resigned

                                    EXHIBIT C

                         PRICING OF PUT AND CALL OPTIONS

                                                               Option Price

Year 1 (From August 16, 2001 to                                   $338,000
August 16, 2002)

Year 2 (From August 17, 2002 to                                   $446,160
August 16, 2003)

Year 3 (From August 17, 2003 to                                   $597,854
August 16, 2004)

Year 4 (From August 17, 2004 to                                   $813,082
August 16, 2005)

Year 5 (From August 17, 2005 to                                 $1,122,053
August 16, 2006)

August 17, 2006 and thereafter                                  $1,570,874

                                    EXHIBIT D

                             FORM OF PROMISSORY NOTE

                                 PROMISSORY NOTE
                             [Address for Purchaser]
                                    $ [Date]

For value received, the undersigned,  EQTIMA, LLC (the "Maker"), hereby promises to pay to the order of BATTLE  CREEK  UNLIMITED,  INC.  ("Member"),  as  further provided  herein,  the  principal  amount of $ , together  with  interest on the unpaid  principal  balance  hereunder,  in such amounts and at such times as are specified herein.

Section 1. Rate of  Interest.  The unpaid  principal  balance of this Note shall bear  interest,  computed  for the period from the date of this Note until it is paid in full (whether at stated  maturity,  by  acceleration  or otherwise) at a fixed rate per annum  equal to the Prime Rate on the basis of the actual  number of days elapsed in a 365 day year, not to exceed at any time the maximum rate of interest  permitted by law. As used in this Note the term "Prime Rate" means the rate of interest  publicly  announced by Bank One, NA (or its  successor) as its prime or base rate,  which rate shall not  necessarily be the lowest rate quoted by such bank, on the date this Note is issued.

Section 2. Payment of Interest.  Interest  accrued on this Note shall be paid by the Maker to Member on the last day of each calendar  quarter which occurs after the date hereof.  To the extent  interest is not paid on this Note in accordance with the preceding  sentence such unpaid  interest shall accrue  interest and be compounded annually at the same rate as the principal balance hereof.

Section 3. Payment of  Principal.  The  principal  balance of this Note shall be paid by the Maker to Member in twelve  annual  installments,  commencing  on the
90th day after the issuance of this Note and  continuing on the same day in each of the next succeeding eleven months.

Section 4. Place of Payment.  All payments hereunder shall be made to the Member as payee at (address of Member) or at such other address of which the Member has notified the Maker.

Section 5.  Allocation of Payments,  Prepayments.  All payments  received by the
Member from the Maker hereunder shall be applied first to the payment of accrued but  previously  unpaid  interest  hereunder  and then to the  reduction  of the principal balance hereof and, subject to such application of payments, the Maker shall have the option at any time and from time to time to prepay in whole or in part, and without penalty, the outstanding principal balance of this Note.

Section  6.  Endorsements.  All  payments  made by the Maker on  account  of the principal balance hereof shall, prior to any transfer hereof, be endorsed by the
Member on this Note.

Section 7. Acceleration. If:

7.l.  The Maker does not pay any  principal  of or  interest on this Note as and when due and payable within 10 calendar days after the due date; or

7.2.  The Maker (a) makes an  assignment  for the benefit of, or enters into any composition or arrangement with, creditors, (b) becomes a debtor in a proceeding under Title 11 of the United States Code, (c) dissolves,  (d) generally does not pay his debts as such debts become due, or (e) conceals,  removes,  or transfers any part of his property  with intent to hinder,  delay or defraud his creditors or makes or suffers a transfer of any of his property which is fraudulent  under any bankruptcy, fraudulent conveyance or similar law; or

7.3.  The Maker  dissolves or ceases to do  business;the  Member may declare the then  outstanding  unpaid  principal  balance  of this Note,  together  with all interest accrued thereon, to be immediately due and payable,  whereupon the same will become immediately due and payable,  without presentment,  demand, protest, or notice of any kind, all of which are hereby waived.

Section 8.  Attorney's  Fees. If this Note is collected by action or is not paid at maturity  (whether at its stated maturity,  by acceleration or otherwise) and is placed in the hands of an attorney  for  collection,  then the Maker will pay all reasonable  attorney's fees, expenses or costs incurred in the collection of this Note.

Section 9. Notices.  Notice shall be deemed to have been  properly  given to the
Maker when in writing and delivered personally or deposited in the United States mail,  registered or certified,  postage prepaid,  and addressed to the Maker at its address  given first above.  Any notice to Member  shall be deemed  properly given if in writing and similarly mailed or delivered and addressed to Member at the  address  given in  Section 4 with a copy to . Either  party may  change its address for notices by notice in the manner set forth above.

Section 10.  Saturdays,  Sundays and  Holidays.  Where this Note  authorizes  or requires the payment of money or the performance of a condition or obligation on a Saturday or Sunday or a public holiday,  or authorizes or requires the payment of money or the  performance  of a condition or  obligation  within or before or after a period of time computed from a certain day, and such period of time ends on a  Saturday  or  Sunday  or a public  holiday,  such  payment  may be made or condition or obligations  performed on the next succeeding  business day, and if the period  ends at a specified  hour,  such  payment  may be made or  condition performed, at or before the same hour of such next succeeding business day, with the same force and effect as if made or performed in  accordance  with the terms of this Note.

Section 11. Governing Law. The validity,  terms,  performance and enforcement of this Note  shall be  governed  and  construed  by the  provisions  hereof and in accordance with the laws of the State of Michigan  applicable to agreements that are  negotiated,  executed,  delivered  and  performed  solely  in the  State of
Michigan.

Section 12.  Partial  Invalidity.  If any term or  provision of this Note or the application thereof to any person, firm or corporation,  or circumstance,  shall be invalid or  unenforceable,  the remainder of this Note, or the application of such term or  provision to persons,  firms or  corporations,  or  circumstances, other than those as to which it is held invalid, shall be unaffected thereby and each term or  provision  of this  Note  shall be valid  and be  enforced  to the fullest extent permitted by law.

IN WITNESS WHEREOF, the Maker has caused this Note to be duly executed as of the date first written above.

                   EQTIMA, LLC

                   By:     ____________________________________
                   Name:   ____________________________________
                   Its:    ____________________________________

                             EXHIBIT K

           Employee List with Compensation and Contracts

                             Employees

All  employees  with the  exception  of Anton De  Plessis,  and Dave  McLean are members  of the  LLC and are  bound  by the  terms  of the LLC  agreement  - see member's agreement  attached.  Anton De Plessi has an employment  contract - see attached.

Dave McLean is a part time employee  without any specific  employment  agreement other than the e mail agreement on his pay rate.

                                MEMBERS AGREEMENT

THIS MEMBERS  AGREEMENT  (the  "Agreement")  is made  effective  the 16th day of
February by and among Eqtima,  LLC, a Delaware  limited  liability  company (the
"Company")  and each of the members of the Company  identified  on the signature pages hereto as the Members (each a "Member" and collectively, the "Members").

IN CONSIDERATION of the mutual covenants and agreements set forth herein and for other good and valuable  consideration,  the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed that:

                                   ARTICLE I

                                   DEFINITIONS

When used in this  Agreement,  the  following  terms shall have the meanings set forth below:

1.1  Covered Interests.  "Covered  Interests" shall mean all units of Membership
     Interests owned on the date of this Members  Agreement,  or acquired in any manner after the date of this Members Agreement by any Member.

1.2  Membership  Interests.  "Membership  Interests"  shall mean the  10,000,000 authorized units of Membership Interests in and to the Company.

1.3  Operating  Agreement.  "Operating  Agreement"  shall mean the  Amended  and
     Restated Limited  Liability  Company  Agreement of even date herewith among the Company and the Members, as such Agreement may be amended, from time to time.

1.4  Permitted  Transferee.  "Permitted  Transferee"  shall have the meaning set forth in Section 2.1 of this Members Agreement.

1.5  Person. "Person" shall mean and include an individual, partnership, limited liability  company,  corporation,  trust,  incorporated  organization and a government or any department or agency thereof.

1.6  Transfer.  "Transfer"  shall mean any type of  transfer  of an  interest in
     Covered Interests,  whether by gift, sale,  exchange,  by operation of law, pledge, encumbrance or otherwise.

                                   ARTICLE II

                    RESTRICTIONS ON TRANSFER, RIGHTS OF FIRST
                           REFUSAL AND CO-SALE RIGHTS

2.1  Restrictions  on Transfer.  Each Member  agrees that he, she or it will not
Transfer  all or any portion of the  Covered  Interests  now owned or  hereafter acquired  by  him,  her or it,  except  in  connection  with,  and  strictly  in compliance with the conditions of, any of the following:

          (a)  Transfers  effected  pursuant to Sections 2.2 , 2.3 or 2.4 hereof and which are made strictly in  accordance  with the  procedures  set forth therein;

(b)  Transfers  by a  Member  or to his  or her  spouse,  children,  parents  or grandchildren or to a trust of which he or she is the settlor and a trustee for the benefit of his or her spouse, children,  parents,  grandchildren or charitable  foundations,  provided that the  transferee of any Member shall have executed a Joinder Agreement in the form of Exhibit A attached hereto;
     and

(c)  Transfers  upon the death of a Member  to his or her  heirs,  executors  or administrators  or to a trust  under his or her will or  Transfers  between such  Member and his or her  guardian  or  conservator,  provided  that the transferee  of any Member  shall have  executed a Joinder  Agreement in the form of Exhibit A attached.

Any permitted transferee described in the preceding clauses (b) and (c) shall be referred to herein as a "Permitted Transferee."  Notwithstanding anything to the contrary  in this  Agreement  or any failure to execute a Joinder  Agreement  as contemplated hereby,  Permitted  Transferees shall take any Covered Interests so
Transferred  subject to all  provisions  of this  Agreement  as if such  Covered
Interests were still held by the  transferor,  whether or not they so agree with the transferor and/or the Company.

2.2  Right of First  Refusal.  In the  event  that  any  Member  or any of their
Permitted  Transferees (a "Transferring  Member") desires to Transfer all or any portion of the Covered Interests held by such Transferring Member, other than to a Permitted  Transferee pursuant to Section 2.1 hereof, such Transferring Member may,  subject to Section  2.3  hereof,  if  applicable,  Transfer  such  Covered
Interests  only pursuant to and in accordance  with the following  provisions of this Section 2.2:

(a) Such  Transferring  Member shall deliver written notice (the "Offer Notice")
to the  Company  and to all of the other  Members of its desire to sell all or a portion of its Covered  Interests and shall otherwise comply with the provisions of this Section  2.2. The Offer Notice shall  specify (i) the number of units of
Membership Interests the Member desires to sell (the "Offered Units"),  (ii) the consideration  that the  Transferring  Member desires to be paid for the Offered
Units and (iii) all other material  terms and  conditions  pursuant to which the
Transferring Member desires to sell the Offered Units. The Transferring Member's
Offer  Notice shall  constitute  an  irrevocable  offer to sell all such Offered
Units to the Company and the Members on the basis  described below at a purchase price  equal to the price  contained  in, and on the same terms as set forth in, the Offer Notice.

(b) The  Company  and the  Members  shall  have the right  (the  "Right of First
Refusal")  to  accept  the  offer  to  purchase   the  Offered   Units  for  the
consideration  and on the terms and conditions  specified in the Offer Notice in the order of priority described below.

(i) The Company  shall have the first right to accept the offer to purchase  all or any portion of the Offered Units for the  consideration  and on the terms and conditions  specified in the Offer Notice.  The Company's  decision to accept or reject the offer shall be made by  unanimous  action of the Board of Managers of the  Company  excepting  any  Manager  who  is  the  Transferring  Member  or  a
representative  of the  Transferring  Member.  To  exercise  its  Right of First
Refusal,  the  Company  shall,  within  twenty (20) days of receipt of the Offer
Notice,  communicate in writing such election to the  Transferring  Member (with copies to the other Members). Such written election to purchase shall constitute a valid, legally binding and enforceable  agreement for the sale and purchase of the Offered Units.

(ii) In the event the Company does not exercise its Right of First  Refusal with respect  to all  of  the  Offered  Units,  the  Company  shall  notify  the
     Transferring  Member  and the other  Members  in writing of such fact (such notice,  the "Subsequent Offer Notice").  Each other Member shall then have the right to accept the offer to purchase  up to that  number of  remaining
     Offered Units as shall be equal to the product  obtained by multiplying (X)
     the  total  number  of  remaining  Offered  Units  by (Y) a  fraction,  the numerator  of which is the total  number of units of  Membership  Interests owned by such  Member on the date of the  Subsequent  Offer  Notice and the denominator  of which is the total number of units of Membership  Interests then  held  by all of the  Members,  subject  to  increase  as  hereinafter provided. The number of units of Membership Interests that each such Member is entitled to  purchase  under this  Section 2.2 shall be referred to as a
     "ROFR Fraction." In the event any such Member does not wish to purchase its
     ROFR Fraction,  then all other Members who so elect shall have the right to accept the offer to purchase, on a pro rata basis with all who so elect (as hereinafter provided), any ROFR Fraction not purchased by such Member. Each
     Member  electing  to  purchase  a pro rata  share of any  outstanding  ROFR
     Fraction  shall have the right to purchase  an amount  equal to the product obtained by multiplying (X) the ROFR Fraction of the Member electing not to purchase shares under this Section 2.2 by (Y) a fraction,  the numerator of which is the total number of units of  Membership  Interests  owned by each such  other  Member  on the date of the  Subsequent  Offer  Notice  and the denominator  of which is the total number of units of Membership  Interests then held by all the other  Members,  excluding  the units then held by any
     Member  electing not to purchase its ROFR Fraction.  Each Member shall have the right to  accept  the  proposed  transaction  by giving  notice of such acceptance  to the Company  within  twenty  (20) days after  receipt of the
     Subsequent Offer Notice,  which notice shall indicate the maximum number of units of Membership  Interests subject thereto which such Member is willing to purchase in the event  fewer than all  Members  elect to purchase  their
     ROFR Fractions.  The Company shall notify the  Transferring  Member and the other  Members  promptly  following any lapse of the Right of First Refusal without acceptance thereof or any rejection of the Right of First Refusal.

          The closing for any purchase of Offered Units by the Members hereunder shall  take place  within (i) thirty  (30) days after the date on which the
     Company elects to purchase all of the Offered Units, if applicable, or (ii)
     thirty  (30) days  after  the  expiration  of the  twenty  (20) day  period following  the  receipt  of the  Subsequent  Offer  Notice by the  Members, whichever comes first.

          In the event that the  Company  and the other  Members do not elect to exercise  the Right of First  Refusal  with  respect to all of the  Offered
     Units,  the Transferring  Member may sell the remaining  Offered Units to a
     Person (a "Proposed Transferee") on terms and conditions not less favorable to the Transferring Member than those set forth in the Offer Notice. If the
     Transferring   Member's   Transfer  to  the  Proposed   Transferee  is  not
     consummated in accordance  with the terms and  conditions  contained in the
     Offer Notice within the later of (i) ninety (90) days after the  expiration of the later of the Member's  Right of First Refusal and the Co-Sale Option
     set forth in Section 2.3, if applicable,  and (ii) the  satisfaction of all governmental  approval or filing  requirements,  the  proposed  sale of the
     Offered Units to the Proposed  Transferee shall be deemed to lapse, and any
     Transfers  of  Offered  Units  shall be  deemed to be in  violation  of the provisions  of this  Agreement  unless the Company and the Members are once again afforded the Right of First Refusal  provided for herein with respect to such Offered Units.

2.3 Co-Sale Right. In the event that Bryan Baker, or any Permitted Transferee of
Bryan Baker ("Baker")  wishes to sell all or a portion of his Covered  Interests in a transaction  involving aggregate net proceeds of $1,000,000,  and such sale does not constitute a Change in Control (as such term is defined in Section 2.4)
and the Rights of First  Refusal are not  exercised  with  respect to all of the
Offered Units proposed to be so sold, Baker may Transfer such Offered Units only pursuant to and in accordance with the following provisions:

          (a)  Battle  Creek  Unlimited,  Inc.  ("BCU")  shall have the right to participate  in the sale of such Offered Units on the terms and  conditions stated  herein (the  "Co-Sale  Option"),  which shall be  exercisable  upon written  notice (the  "Acceptance  Notice")  to Baker  within ten (10) days after Baker has  notified  BCU,  in writing  that the Company and the other
     Members  have not elected to exercise  their  Rights of First  Refusal with respect to all of the Offered  Units.  Each of BCU, shall have the right to give an Acceptance Notice indicating whether it or he wishes to sell all of its or his units of Membership  Interest on the terms and conditions stated
     in the Offer Notice.

          (b) BCU shall have the right to exercise their Co-Sale Option and sell all,  but not less  than  all,  of  their  respective  units of  Membership
     Interests with each of BCU, exercising this right independently. Within ten
     (10) days after the date by which BCU,  are  required to notify Baker of an intent to exercise the Co-Sale Option,  Baker shall notify BCU, of the date on which such sale shall be  consummated,  if an option has been exercised.
     BCU,  shall effect any  participation  in such a sale by  delivering to the
     Proposed Transferee,  or to Baker for delivery for the Proposed Transferee, of one or more instruments or certificates, properly endorsed for transfer, representing the units of Membership  Interests BCU, elects to sell, and by executing  any other  documents  that may be  required  to  consummate  the transaction  described in the Offer Notice. At the time of the consummation of the sale,  the Proposed  Transferee  shall remit  directly to BCU,  that portion of the net sales  proceeds  to which BCU,  is entitled by reason of his participation therein.

2.4  Change  In  Control.  In the  event  that  the  holders  of 75% of the then outstanding  Membership  Interests of the Company  determine to sell or exchange
(in a business  combination  or otherwise) in one or more bona fide  arms-length transactions  to an unaffiliated  third party all of their Covered  Interests (a
"Change in Control")  then,  upon thirty (30) days written  notice from Baker to the other Members, which notice shall specify all material terms and conditions, including the consideration to be received,  of such proposed Change in Control, each  other  Member  shall be  obligated  to, and shall (i) sell,  Transfer  and deliver or cause to be sold  Transferred or delivered,  to such third party, all of their units of Membership Interests in the same Change in Control transaction at the closing  thereof (and will execute and deliver all documents  required to be executed pursuant to the terms of such Change in Control transaction and will deliver certificates for all of its or his or her units at the closing, free and clear of all claims, liens and encumbrances), and each such Member shall receive the same  consideration  per unit of  Membership  Interest  as to be received by
Baker and (ii) if Membership  approval is required for the transaction,  to vote in favor of such  transaction.  Notwithstanding  the foregoing,  BCU may, at its option,  exercise  its BCU Put Option  (as  described  in Section  1.1(f) of the
Operating Agreement) in lieu of selling its Membership Interest pursuant to this
Section 2.4.

2.5 Prohibited  Transfers.  If any Transfer is made or attempted contrary to the provisions of this Agreement, such purported Transfer will be void ab intio; the
Company and the Members  shall have, in addition to any other legal or equitable remedies  which  they may have,  the right to  enforce  the  provisions  of this
Agreement by actions for specific  performance (to the extent permitted by law);
and the Company  shall have the right to refuse to recognize  any  transferee as one of its Members for any purpose.

2.6 Legend.  The Company and the Members  acknowledge and agree that a legend in substantially  the following form shall be typed on each certificate  evidencing any of the Covered Interests held at any time by any Member:

THESE  SECURITIES HAVE NOT BEEN  REGISTERED  UNDER THE SECURITIES ACT OF 1933 OR
UNDER THE LAWS OF ANY STATE,  AND MAY NOT BE SOLD OR  TRANSFERRED IN THE ABSENCE
OF AN EFFECTIVE REGISTRATION UNDER SUCH LAWS OR AN OPINION OF COUNSEL ACCEPTABLE
TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A MEMBERS AGREEMENT DATED AS OF
FEBRUARY  16,  2001,  AS THE SAME MAY BE  AMENDED  FROM TIME TO TIME,  AMONG THE
ISSUER OF THESE  SECURITIES  (THE  "COMPANY") AND CERTAIN OF ITS MEMBERS,  WHICH
AGREEMENT INCLUDES CERTAIN RESTRICTIONS ON TRANSFER. A COMPLETE AND CORRECT COPY
OF THIS  AGREEMENT IS AVAILABLE FOR  INSPECTION  AT THE PRINCIPAL  OFFICE OF THE
COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST.

2.7 Substituted  Members.  A Permitted  Transferee  under Section 2.1 above or a
Proposed  Transferee under Section 2.2 above may become a Substituted Member (as defined in the Operating Agreement),  only in compliance with Section 3.5 of the
Operating Agreement.

                                  ARTICLE III

                                  MISCELLANEOUS

3.1 Termination. This Agreement shall terminate upon the earlier to occur of (i)
the  termination,  dissolution  and  liquidation  of the  Company  or  (ii)  the unanimous written consent of the Members.

3.2  Survival.  All  agreements,  representations  and  warranties  made in this
Agreement or in any document  delivered pursuant to this Agreement shall survive the execution of this Agreement and the delivery of any such document.

3.3 Governing  Law. This  Agreement  shall be deemed to be a contract made under and shall be construed  in  accordance  with the  internal  laws of the State of
Delaware, without giving effect to the conflict of laws principals thereof.

3.4  Counterparts;   Headings.   This  Agreement  may  be  executed  in  several
counterparts,  each of which shall be deemed an original,  but such counterparts shall together  constitute one and the same  agreement.  The Article and Section headings in this  Agreement are inserted for  convenience  of reference only and shall not constitute a part hereof.

3.5 Entire  Agreement.  This Agreement and the Operating  Agreement  contain the entire  understanding  of the parties with respect to the subject  matter hereof and supersede all prior  negotiations,  agreements and undertakings  between the parties with respect to such subject matter.

3.6  Notices.  All  communications  or notices  required  or  permitted  by this
Agreement  shall be in  writing  and shall be  deemed to have been  given at the earlier of the date when actually  delivered to a party hereto or when deposited in the United States mail,  certified or registered mail,  postage prepaid,  and addressed as follows,  unless and until any of such parties  notifies the others in accordance with this Section of a change of address:

  If to the Company:                 Eqtima, LLC
                                     70 West Michigan Ave, 8th Floor
                                     Battle Creek, MI 49017
                                     Attn:  Tom Rocca

  With a copy to:                    Eqtima, LLC
                                     70 West Michigan Ave., 8th Floor
                                     battle Creek, MI  49017
                                     Attn:    Bryan Baker

  If to any Members:                 To such Members at their last known address
                                     as reflected in the Company's Member
                                     ownership ledger.

3.7  Amendments.  This  Agreement may be amended if such amendment is in writing and is signed by Members holding no less than Seventy-Five  Percent (75%) of the issued and outstanding units of Membership  Interests of the Company and BCU for so long as BCU is a  Member,  provided,  however,  that  the  execution  of this
Agreement by  additional  parties shall not be considered an amendment for which approval of parties other than the Company is required.

3.8 Equitable Relief. The Members and the Company recognize that the obligations imposed on them in this  Agreement  are special,  unique,  and of  extraordinary character,  and that in the  event of breach by any  party,  damages  will be an insufficient remedy; consequently, it is agreed that the Members and the Company may have specific performance,  injunction, injunctive or other equitable relief
(in addition to damages) as a remedy for the enforcement hereof, without proving damages.

3.9  Cumulative  Rights.  The rights of the Members  and the Company  under this
Agreement are  cumulative and in addition to all similar and other rights of the parties under other agreements.

3.10  Severability.  Should  any  particular  provision  of  this  Agreement  be adjudicated  to be  invalid or  unenforceable,  such  provision  shall be deemed
deleted  and  the  remainder  of  the  Agreement,   nevertheless,  shall  remain
unaffected and fully enforceable;  further, to the extent any provision herewith is deemed  unenforceable  by virtue of its scope but may be made  enforceable by limitation thereof,  the parties hereto agree the same shall,  nevertheless,  be enforceable to the fullest extent permissible.

IN WITNESS  WHEREOF,  the  parties  hereto  have  executed  and  delivered  this
Agreement as of the date first above written.

                   COMPANY:

                   Eqtima, LLC,
                   (a Delaware limited liability company)

                   By:   /s/Bryan Baker

                         Bryan Baker

                   Its:  ______________________

                   MEMBERS:

                   /s/Bryan Baker
                   --------------
                   Bryan Baker

                   /s/Sandy Biggam
                   ---------------
                   Sandy Biggam

                   /c/Chuck Heindel
                   ----------------
                   Chuck Heindel

                   /s/ Jim Hall
                   ------------
                   Jim Hall

                   /s/Joel Taylor
                   --------------
                   Joel Taylor

                   /s/Thorsten Belicke
                   -------------------
                   Thorsten Belicke

                   /s/Tom Walsh
                   ------------
                   Tom Walsh

                   /s/Tom Rocca
                   ------------
                   Tom Rocca

                   /s/Philip Sampson
                   ------------------
                   Philip Sampson

                   BATTLE CREEK UNLIMITED, INC.

                   By:  /s/Bill Eichstaedt

                   Name:   Bill Eichstaedt

                   Its:    _____________________________________

                            Form of Joinder Agreement

     The undersigned hereby agrees, effective as of the date hereof, to become a party to that  certain  Members  Agreement  (the  "Agreement")  dated as of
     ____________  2001 by and among Eqtima,  LLC (the  "Company") and the other
     parties  named  therein  and  for  all  purposes  of  the  Agreement,   the
     undersigned  shall be included  within the term  "Member"  (as such term is defined in the Agreement). The address and facsimile number to which notice may be sent to the undersigned is as follows:

     __________________________________________________________________________

Facsimile No.: ____________________

                                ____________________________________
                                [Name of the Undersigned]

                                ____________________________________
                                [Signature]

                  2002 Compensation Plan for Anton De Plessis

                                December 5, 2001

                             To: Anton Du Plessis:

It is my pleasure to offer you a position with Eqtima LLC, as a Regional Manager with an annual  salary of $48,000 per annum.  Your start date will be  effective
January 1, 2002. You will be reporting directly to me.

You will also receive as part of your  compensation  package a 10% commission on the net sales  value of  Neuralact  and Eqtima  Value  Agent  products  to those accounts  for which  you are  personally  responsible.  The  commission  will be payable upon client  acceptance of the product(s),  and client remittance of the amounts  due and  payable.  Your  specific  goals  will be sent under a separate cover.

Additionally,  there  is a $2,000  monthly  bonus if the  entire  team  achieves
$40,000 of sales revenue per month.  The bonus for the 1st quarter will pre-paid on a monthly  basis.  If the team fails to  achieve  the 1st  quarter  target of
$120,000 in sales  revenue,  the Q2 bonus will be forfeit.  I am confident  that with your participation the team will over-achieve every quarter.

I am looking forward to working with you and will assist you in any manner I can to assure your success.  This is an excellent  opportunity for our company and I am looking forward to a long and profitable relationship.

Please sign this  letter and forward it to Kimberly  Polak at : Eqtima LLC 70 W.
Michigan Ave. Battle Creek, MI 49017

Regards,

/S/James E. Hall
----------------
James E. Hall
VP Sales

                                    EXHIBIT L

                                 Promissory Note

Date:  January __, 2002                                         Amount $407,000
Due Date: August 16, 2002

          For value received,  the undersigned,  EQTIMA, LLC of 70 West Michigan
     Avenue,  8th Floor,  Battle Creek,  Michigan  49017 (the  "Maker"),  hereby promises  to pay  to  the  order  of  BATTLE  CREEK  UNLIMITED,  INC.  (the
     "Member"), as further provided herein, the principal amount of Four Hundred
     Seven Thousand Dollars ($407,000.00).

          Section  1.  Payment  of  Principal.  The  entire  unpaid  balance  of principal of this Note shall be payable in full on August 16, 2002.

          Section 2. Place of Payment.  All payments  hereunder shall be made to the Member as payee at 777 East Michigan Avenue #160, P.O. Box 1436, Battle
     Creek,  Michigan  49016 or at such  other  address  of which the Member has notified the Maker.

          Section 3.  Prepayments.  The Maker  shall have the option at any time and from time to time to prepay in whole or in part,  and without  penalty, the outstanding principal balance of this Note.

          Section 4. Endorsements.  All payments made by the Maker on account of the  principal  balance  hereof  shall,  prior to any transfer  hereof,  be endorsed by the Member on this Note.

         Section 5.    Acceleration.  If:

          5.l. The Maker does not pay any principal on this Note as and when due and payable within 10 calendar days after the due date; or

          5.2. The Maker (a) makes an  assignment  for the benefit of, or enters into any composition or arrangement with,  creditors,  (b) becomes a debtor in a proceeding  under Title 11 of the United States Code,  (c)  dissolves,
     (d)  generally  does  not pay its  debts  as such  debts  become  due,  (e)
     conceals,  removes,  or transfers  any part of its property  with intent to hinder,  delay or defraud its  creditors  or makes or suffers a transfer of any of its property which is fraudulent  under any  bankruptcy,  fraudulent conveyance  or similar law or (f) the  occurrence of an Event of Default as defined under the terms of that certain  promissory  note made by the Maker to the Member in the principal  amount of $75,000 dated  December __, 2001;
     or

          5.3.  The Maker  dissolves  or ceases to do  business;  the Member may declare the then outstanding  unpaid  principal  balance of this Note to be immediately due and payable, whereupon the same will become immediately due and payable,  without presentment,  demand, protest, or notice of any kind, all of which are hereby waived.

          Section 6. Attorney's  Fees. If this Note is collected by action or is not paid at maturity  (whether at its stated  maturity,  by acceleration or otherwise) and is placed in the hands of an attorney for  collection,  then the  Maker  will pay all  reasonable  attorney's  fees,  expenses  or costs incurred in the collection of this Note.

          Section 7. Notices. Notice shall be deemed to have been properly given to the Maker when in writing and  delivered  personally or deposited in the
     United States mail, registered or certified, postage prepaid, and addressed to the Maker at its  address  given first  above.  Any notice to the Member shall be  deemed  properly  given if in  writing  and  similarly  mailed or delivered  and  addressed  to the Member at the address  given in Section 2 with a copy to Eric V.  Brown,  Jr.,  Esq.  Miller,  Canfield,  Paddock and
     Stone, P.L.C., 444 West Michigan Avenue, Kalamazoo,  Michigan 49007. Either
     party may change its  address for notices by notice in the manner set forth above.

          Section 8. Saturdays, Sundays and Holidays. Where this Note authorizes or requires  the  payment of money or the  performance  of a  condition  or obligation  on a Saturday or Sunday or a public  holiday,  or authorizes or requires  the  payment  of  money  or the  performance  of a  condition  or obligation  within  or before  or after a period  of time  computed  from a certain  day,  and such  period of time ends on a  Saturday  or Sunday or a public  holiday,  such  payment  may be made or  condition  or  obligations performed on the next succeeding  business day, and if the period ends at a specified  hour,  such  payment may be made or condition  performed,  at or before the same hour of such next  succeeding  business  day, with the same force and effect as if made or  performed in  accordance  with the terms of this Note.

          Section  9.  Governing  Law.  The  validity,  terms,  performance  and enforcement  of this Note shall be governed and construed by the provisions hereof and in accordance with the laws of the State of Michigan  applicable to agreements that are negotiated, executed, delivered and performed solely in the State of Michigan.

          Section  10.  Guaranty.  This Note,  and all  renewals  or  extensions
     thereof  are  secured  by  the   Guaranty  set  forth  below  of  HouseHold
     Direct.com, Inc., a Delaware corporation.

          Section 11. Partial Invalidity.  If any term or provision of this Note or  the  application  thereof  to  any  person,  firm  or  corporation,  or circumstance,  shall be invalid or  unenforceable,  the  remainder  of this
     Note,  or the  application  of such term or provision to persons,  firms or corporations,  or  circumstances,  other  than those as to which it is held invalid,  shall be  unaffected  thereby and each term or  provision of this
     Note shall be valid and be enforced to the fullest extent permitted by law.

IN WITNESS WHEREOF, the Maker has caused this Note to be duly executed as of the date first written above.

                     EQTIMA, LLC

                     By:     /s/ Bryan Baker
                             ---------------
                     Name:   Bryan Baker

                     Its:         CEO

                                    GUARANTY

The undersigned  irrevocably and  unconditionally  guarantees timely payment and performance  of  all  of  the  obligations  of the  Maker  under  the  foregoing
Promissory  Note.  This guaranty shall become null and void if the  Shareholders
(as defined in that certain  Acquisition  Agreement entered into on December 13,
2001 by and among the undersigned,  the Maker and the parties named therein (the
"Agreement"))  exercise  their  right  to  exchange  all of  their  stock of the undersigned for all of the membership  interest of the Maker pursuant to Section
13(d) of the Agreement.

               HOUSEHOLD DIRECT.COM, INC., a Delaware corporation

                               By:      /s/ John Folger
                                        ------------------
                                        John Folger, President

December 26, 2001